                                                                   March 6, 2001


Kemper

Important News
             for Kemper Income and Capital Preservation
                                      Fund Shareholders

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting Kemper Income and Capital Preservation Fund that will be the subject of a shareholder vote.

                                       Q&A
                              QUESTIONS AND ANSWERS

Q What is happening?

A Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kemper Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. The goal is to create one streamlined, multi-class family of funds under the Scudder brand. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons behind the proposed reorganization of your fund as well as your fund Board's considerations in determining to recommend its approval by shareholders

Q What issues am I being asked to vote on?

A As described in the enclosed Proxy Statement/Prospectus, you are asked to approve:

 .    the election of your fund's Board of Trustees;

 .    the combination of your fund into Scudder Income Fund, a fund with similar investment policies that is also managed by ZSI; and

 .    the ratification of Ernst & Young LLP as your Fund's independent auditors.

After reviewing the proposals, your fund's Board has determined that these actions are in the best interest of the fund's shareholders. The Board recommends that you vote FOR each proposal.

Q Why am I voting on my fund's Board of Trustees?

A The Trustees are your representatives who oversee the management and opera-tions of your fund. The enclosed Proxy Statement/Prospectus outlines the prospective members' qualifications and their current roles in overseeing the Kemper Funds. If the proposal to combine your fund with Scudder Income Fund is approved by the shareholders, the Board of Scudder Income Fund will oversee the operations of the combined fund. You will find information about the members of that fund's board in that fund's statement of additional information, which is available upon request.

Q What does the Board do for my fund?

A The Board hires the investment manager to manage and provide shareholder services for the fund. Among other responsibilities, the Board reviews fund performance, the quality of services provided to shareholders and the competitiveness of fund expenses. The Board also evaluates the benefits to shareholders of any proposals made by ZSI concerning the fund.

Q Why has the Board recommended that I vote in favor of the proposed combination?

A As discussed in the Proxy Statement/Prospectus, the Board recommends the combination of funds for the following reasons:

 .    As part of ZSI's overall restructuring, your fund would be duplicative of another similar fund advised by ZSI in the same distribution channel.

 .    The combined fund would adopt your fund's current investment management fee schedule, which is lower than the fee schedule of Scudder Income Fund.

 .    The fixed fee rate under the new Administration Agreement for Class A,
     Class B, Class C and Class I shares is expected to be approximately equal to or less than the estimated current applicable operating expenses such classes would otherwise pay.

 .    It is a condition of the reorganization that your fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

 .    Although your fund agreed to pay a portion of the estimated costs of the reorganization allocated to Class A, Class B, Class C and Class I shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the reorganization. ZSI agreed to pay a portion of the estimated costs of the reorganization allocated to Class A, Class B, Class C and Class I shares and all of the costs of the reorganization that exceed estimated costs.

Q How would the reorganization of my fund into another fund be processed?

A As described in the Proxy Statement/Prospectus, your shares would be exchanged for an equally valued number of shares in Scudder Income Fund. The value of your total investment would not change as a result of the exchange. However, the number of shares you own may be adjusted up or down -- depending on the net asset value (NAV) of your current fund and the NAV of your new fund when the transaction takes place.

Q When would the reorganization take place?

A If approved, the reorganization would occur during the second quarter of 2001. You will be notified of the changes and their implementation in future communications.

Q What other issues am I asked to vote on?

A You are asked to ratify the selection of Ernst & Young LLP as your fund's independent auditors. However, if the reorganization of your fund into Scudder Income Fund is approved by a majority of the fund's shareholders, PricewaterhouseCoopers LLP will serve as independent auditors of the combined fund.

Q Whom should I call for additional information about this Proxy
Statement/Prospectus?

A Please call Shareholder Communications Corporation, your fund's information agent, at (800) 605-1203.

                                                                  March 6, 2001

Dear Kemper Funds Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kem-per Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. Our goal is to create one streamlined, multi-class family of funds un-der the Scudder brand. As part of this program, you are being asked to approve a proposed combination of your Fund with a similar Scudder Fund. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons be-hind the proposed reorganization and proposals that require shareholder ap-proval.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement/Prospectus summarizes the proposals that require shareholder approval. The Proxy Statement/Prospectus itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. After careful review, your Fund's Board has approved each of these proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

    To vote, simply fill out the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regard-ing these and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by April 6, 2001, our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

/s/ Edmond D. Villani
Edmond D. Villani                         /s/ Mark S. Casady
Chief Executive Officer                    Mark S. Casady
Zurich Scudder Investments, Inc.           President
                                           Kemper Income and Capital
                                           Preservation Fund

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                  KEMPER INCOME AND CAPITAL PRESERVATION FUND

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Kemper Income and Capital Preservation Fund (the "Fund") will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, for the following purposes:

  Proposal 1:     To elect Trustees of the Fund.

  Proposal 2:     To approve an Agreement and Plan of Reorganization for the
                  Fund (the "Plan"). Under the Plan, (i) all or substan-tially all of the assets and all of the liabilities of the Fund would be transferred to Scudder Income Fund, (ii) each shareholder of the Fund would receive shares of Scudder Income Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

  Proposal 3:     To ratify the selection of Ernst & Young LLP as the inde-
                  pendent auditors for the Fund for the Fund's current fis-cal year.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or post-ponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote

FOR any such adjournment those proxies which they are entitled to vote in fa-vor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Board,
                                                            /s/ Maureen E. Kane

                                                                Maureen E. Kane
                                                                      Secretary

March 6, 2001


 IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of fur-ther solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                               TABLE OF CONTENTS

INTRODUCTION..............................................................   1

PROPOSAL 1: ELECTION OF TRUSTEES..........................................   3

PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION..............  11

    SYNOPSIS..............................................................  11

    PRINCIPAL RISK FACTORS................................................  35

    THE PROPOSED TRANSACTION..............................................  36

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
  AUDITORS................................................................  46

ADDITIONAL INFORMATION....................................................  46

                          PROXY STATEMENT/PROSPECTUS
                                 March 6, 2001
                 Relating to the acquisition of the assets of
                  KEMPER INCOME AND CAPITAL PRESERVATION FUND
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) 621-1048

                            ----------------------

            by and in exchange for shares of beneficial interest of
                             SCUDDER INCOME FUND,
                             a separate series of
                SCUDDER PORTFOLIO TRUST (the "Acquiring Trust")
                            Two International Place
                       Boston, Massachusetts 02110-4103
                                (800) 728-3337

                            ----------------------

                                 INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of Kem-per Income and Capital Preservation Fund (the "Fund") in connection with three proposals. Proposal 1 describes the election of Trustees and Proposal 3 pro-poses the ratification of the selection of the Fund's auditors.

    In Proposal 2, shareholders are asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of the Fund would be acquired by Scudder Income Fund, a fund with simi-lar investment characteristics and managed by the same investment manager as the Fund, in exchange for shares of beneficial interest of Scudder Income Fund and the assumption by Scudder Income Fund of all of the liabilities of the Fund, as described more fully below (the "Reorganization"). Shares of Scudder Income Fund received would then be distributed to the shareholders of the Fund in complete liquidation of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Scudder Income Fund and will receive shares of Scudder Income Fund having an aggregate net asset value as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date") equal to the aggregate

                            ----------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-
FENSE.

net asset value of such shareholder's shares of the Fund as of the close of business on the Valuation Date. The closing of the Reorganization (the "Clos-ing") is contingent upon shareholder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorganization is expected to occur on or about June 25, 2001.

    Proposals 1 and 2 arise out of a restructuring program proposed by Zurich Scudder Investments, Inc. ("ZSI" or the "Investment Manager"), the investment manager of both the Fund and Scudder Income Fund, described in more detail be-low. The restructuring program is designed to respond to changing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. ZSI be-lieves that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative infrastructure and fo-cus its distribution efforts. The restructuring program will not result in any reduction in the services currently offered to Kemper Fund shareholders.

    Scudder Income Fund is a diversified series of shares of beneficial inter-est of the Acquiring Trust. The Acquiring Trust is an open-end management in-vestment company organized as a Massachusetts business trust. The Fund, which is also diversified, is the only active series of shares of beneficial inter-est of Kemper Income and Capital Preservation Fund (the "Acquired Trust"), an open-end management investment company organized as a Massachusetts business trust.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken either by the Fund or Scudder Income Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund"), although all actions are actually taken either by the Acquired Trust or the Acquiring Trust (together with the Acquired Trust, the "Trusts"), on behalf of the applicable Fund.

    This Proxy Statement/Prospectus sets forth concisely the information about Scudder Income Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of Scudder Income Fund, see Scudder Income Fund's prospectus offering Class A, Class B, Class C and Class I shares dated March 1, 2001, as supplemented from time to time, which is included in the materials you received with this document and incor-porated herein by reference (meaning that it is legally part of this docu-ment). For a more detailed discussion of the investment objective, policies, restrictions and risks of the Fund, see the Fund's prospectus dated January 1, 2001, as supplemented from time to time, which is also incorporated herein by refer-ence and a copy of which may be obtained upon request and without charge by calling or writing the Fund at the telephone number or address listed above.

    Also incorporated herein by reference is Scudder Income Fund's statement of additional information relating to Class A, Class B, Class C and Class I shares dated March 1, 2001, as supplemented from time to time, which may be obtained upon request and without charge by calling or writing Scudder Income Fund at the telephone number or address listed above. A Statement of Addi-tional Information, dated March 6, 2001, containing additional information about the Reorganization has been filed with the Securities and Exchange Com-mission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of this Statement of Additional Infor-mation is available upon request and without charge by calling or writing Scudder Income Fund at the telephone number or address listed above. Share-holder inquiries regarding Scudder Income Fund may be made by calling
(800) 728-3337 and shareholder inquiries regarding the Fund may be made by calling (800) 621-1048. The information contained in this document concerning each Fund has been provided by, and is included herein in reliance upon, that Fund.

    The Board of Trustees of the Fund is soliciting proxies from shareholders of the Fund for the Special Meeting of Shareholders to be held on May 24, 2001, at ZSI's offices, 13th Floor, Two International Place, Boston, MA 02110-4103 at 4:00 p.m. (Eastern time), and at any and all adjournments or postpone-ments thereof (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

    The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of the Fund. Shareholders are being asked to elect these individuals to the Board of Trustees in case the Plan, as de-scribed under Proposal 2, is not approved by shareholders. However, if the Plan is approved, the current Board of Trustees of the Acquiring Trust will oversee the operations of the combined fund (see "Synopsis -- Other Differ-ences Between the Funds" under Proposal 2).

    As discussed further below, ZSI commenced an initiative to restructure and streamline the management and operations of the funds it advises. In connec-tion with that initiative, the Independent Trustees (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of the Fund were nominated after careful consideration by the present Board of Trustees. The nominees are listed below. Seven of the nominees are currently Trustees of the Fund and three of the other nominees are currently trustees or directors of other Kemper Funds. Two of the nominees, although not currently trustees or directors of any Kemper Fund, are senior executive officers of ZSI. These twelve nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have histori-cally supervised different Kemper Funds. The proposed consolidation is ex-pected to provide administrative efficiencies to both the Funds and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner di-es, resigns or is removed as provided in the governing documents of the Fund. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees, as well as the Trustee not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, al-though not necessarily in the same capacity, and (ii) the address of each nom-inee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chi-cago, Illinois 60606.

Nominees for Election as Trustees:

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
John W. Ballantine (2/16/46),(/1/) Retired;    1999
formerly, First Chicago NBD Corporation/The
First National Bank of Chicago: 1996-1998,
Executive Vice President and Chief Risk
Management Officer; 1995-1996, Executive Vice
President and Head of International Banking;
Director, First Oak Brook Bancshares, Inc.,
Oak Brook Bank and Tokheim Corporation.

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
Lewis A. Burnham (1/8/33),(/1/) Retired;       1977
formerly, Partner, Business Resources Group;
formerly, Executive Vice President, Anchor
Glass Container Corporation.

Mark S. Casady (9/12/60),* Managing Director,  Nominee
ZSI; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

Linda C. Coughlin (1/1/52),*(/2/) Managing     2000
Director, ZSI.

Donald L. Dunaway (3/8/37),(/1/) Retired;      1980
formerly, Executive Vice President, A.O.
Smith Corporation (diversified manufacturer).

James R. Edgar (7/22/46),(/3/) Distinguished   Nominee
Fellow, University of Illinois Institute of
Government and Public Affairs; Director,
Kemper Insurance Companies (not affiliated
with the Kemper Funds); Director, John B.
Sanfilippo & Son, Inc.; Director, Horizon
Group Properties, Inc.; formerly, Governor,
State of Illinois.

William F. Glavin (8/30/58),* Managing         Nominee
Director, ZSI; formerly, Executive Vice
President of Market and Product Development,
The Dreyfus Corporation.

Robert B. Hoffman (12/11/36),(/1/) Retired;    1981
formerly, Chairman, Harnischfeger Industries,
Inc. (machinery for the mining and paper
industries); formerly, Vice Chairman and
Chief Financial Officer, Monsanto Company
(agricultural, pharmaceutical and
nutritional/food products); formerly, Vice
President, Head of International Operations,
FMC Corporation (manufacturer of machinery
and chemicals); Director, Harnischfeger
Industries, Inc.

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
Shirley D. Peterson (9/3/41),(/1/) Retired;    1995
formerly, President, Hood College; formerly,
Partner, Steptoe & Johnson (attorneys); prior
thereto, Commissioner, Internal Revenue
Service; prior thereto, Assistant Attorney
General (Tax), U.S. Department of Justice;
Director, Bethlehem Steel Corp.

Fred B. Renwick (2/1/30),(/3/) Professor of    Nominee
Finance, New York University, Stern School of
Business; Director, the Wartburg Foundation;
Chairman, Finance Committee of Morehouse
College Board of Trustees; Director, American
Bible Society Investment Committee;
previously member of the Investment Committee
of Atlanta University Board of Trustees;
formerly Director of Board of Pensions
Evangelical Lutheran Church in America.

William P. Sommers (7/22/33),(/1/) Retired;    1981
formerly, President and Chief Executive
Officer, SRI International (research and
development); prior thereto, Executive Vice
President, Iameter (medical information and
educational service provider); prior thereto,
Senior Vice President and Director, Booz,
Allen & Hamilton Inc. (management consulting
firm); Director, PSI Inc., Evergreen Solar,
Inc. and Litton Industries; Advisor,
Guckenheimer Enterprises; Consultant and
Director, SRI/Atomic Tangerine.

John G. Weithers (8/8/33),(/3/) Formerly,      Nominee
Chairman of the Board and Chief Executive
Officer, Chicago Stock Exchange; Director,
Federal Life Insurance Company; President of
the Members of the Corporation and Trustee,
DePaul University; Director, International
Federation of Stock Exchanges; Director,
Records Management Systems.

-----------
* Interested person of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(/1/) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios managed by ZSI.
(/2/) Ms. Coughlin serves as a board member of 56 investment companies with
      137 portfolios managed by ZSI.
(/3/) Messrs. Edgar, Renwick and Weithers serve as board members of 16 invest-ment companies with 58 portfolios managed by ZSI.

Trustee Not Standing for Re-Election:

                            Present Office with the Fund;
                          Principal Occupation or Employment
  Name (Date of Birth)            and Directorships
  --------------------   ------------------------------------
Donald R. Jones          Trustee; Retired; formerly,
(1/17/30)                Director, Motorola, Inc.
                         (manufacturer of electronic
                         equipment and components); Executive
                         Vice President and Chief Financial
                         Officer, Motorola, Inc.

    Appendix 1 lists the number of shares of the Fund owned directly or bene-ficially by the Trustees and by the nominees for election.

Responsibilities of the Board of Trustees -- Board and Committee Meetings

    The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The board that is proposed for election at this Meeting is comprised of three individuals who are considered "interested" Trustees, and nine individu-als who have no affiliation with ZSI and who are not considered "interested" Trustees (the "Independent Trustees"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 75% will be Indepen-dent Trustees. Each of the nominees that will be considered an Independent Trustee, if elected, has been selected and nominated solely by the current In-dependent Trustees of the Fund.

    The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other require-ments. Furthermore, the Independent Trustees review the fees paid to the In-vestment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Re-port"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and oversee-ing fund matters, and regularly meet privately with their counsel.

    Currently, the Board of Trustees has an Audit Committee and a Nominating and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee and a Contract Renewal Com-mittee. During calendar year 2000, the Board of Trustees met eight times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

    The Audit Committee makes recommendations regarding the selection of inde-pendent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that deline-ates the committee's duties and powers. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

    The Board of Trustees has a Nominating and Governance Committee, comprised of only Independent Trustees, that seeks and reviews candidates for considera-tion as nominees for membership on the Board and oversees the administration of the Acquired Trust's Governance Procedures and Guidelines. The Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Fund. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley D. Pe-terson and William P. Sommers. The Nominating and Governance Committee held two meetings during calendar year 2000.

Officers

    The following persons are officers of the Fund:

                                Present Office with the Fund;      Year First
                                   Principal Occupation or           Became
Name (Date of Birth)                   Employment(/1/)           an Officer(/2/)
--------------------          ---------------------------------  ---------------
Mark S. Casady............... President; Managing Director,           1998
 (9/21/60)                    ZSI; formerly, Institutional
                              Sales Manager of an unaffiliated
                              mutual fund distributor.

Linda C. Coughlin............ Trustee, Vice President and             2000
 (1/1/52)                     Chairperson; Managing Director,
                              ZSI.

Philip J. Collora............ Vice President and Assistant            1989
 (11/15/45)                   Secretary; Attorney, Senior Vice
                              President, ZSI.

Kathryn L. Quirk............. Vice President; Managing                1998
 (12/3/52)                    Director, ZSI.

Robert S. Cessine............ Vice President; Managing                1994
 (1/5/50)                     Director, ZSI.

Richard L. Vandenberg........                                         2001
 (11/16/49)                   Vice President; Managing
                              Director, ZSI; formerly, Senior
                              Vice President and portfolio
                              manager with an unaffiliated
                              investment management firm.

Linda J. Wondrack............ Vice President; Managing                1998
 (9/12/64)                    Director, ZSI.

John R. Hebble............... Treasurer; Senior Vice President,       1998
 (6/27/58)                    ZSI.

Brenda Lyons................. Assistant Treasurer; Senior Vice        1998
 (2/21/63)                    President, ZSI.

Maureen E. Kane.............. Secretary; Vice President, ZSI;         1998
 (2/14/62)                    formerly, Assistant Vice
                              President of an unaffiliated
                              investment management firm; prior
                              thereto, Associate Staff Attorney
                              of an unaffiliated investment
                              management firm, and Associate,
                              Peabody & Arnold (law firm).

Caroline Pearson............. Assistant Secretary; Managing           1998
 (4/1/62)                     Director, ZSI; formerly,
                              Associate, Dechert Price & Rhoads
                              (law firm) 1989 to 1997.

-----------
(/1/) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.
(/2/) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the Fund.

Compensation of Trustees and Officers

    The Fund pays the Independent Trustees a monthly retainer and an atten-dance fee, plus expenses, for each Board meeting and committee meeting attend-ed. As reflected below, the Trustees currently serve as board members of vari-ous other Kemper Funds. ZSI supervises the Fund's investments, pays the com-pensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stock-holders of ZSI and participate in the fees paid to that firm, although the Fund makes no direct payments to them.

    To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Fund are not entitled to benefits under any pension or retirement plan. However, the Board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Mr. Jones, an Independent Trustee of the Fund who is not standing for re-election, will receive such a one-time benefit. The amount received on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078 (approximately $225,000 in the aggregate for all the Kemper Funds).

    The following Compensation Table provides in tabular form the following data:

    Column (1) All Trustees who receive compensation from the Fund.

    Column (2) Aggregate compensation received by each Trustee from the Fund during calendar year 2000.

    Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

Compensation Table

                                                                    Total
                                                              Compensation from
                                       Aggregate Compensation       Fund
Name of Trustee                              from Fund        Complex(/2/)(/3/)
---------------                        ---------------------- -----------------
John W. Ballantine....................       $4,198.39           $183,570.00
Lewis A. Burnham......................       $4,033.35           $154,040.00
Donald L. Dunaway(/1/)................       $4,749.18           $205,350.00
Robert B. Hoffman.....................       $4,263.70           $163,890.00
Donald R. Jones.......................       $4,178.55           $163,170.00
Shirley D. Peterson...................       $3,796.64           $149,010.00
William P. Sommers....................       $3,917.20           $153,330.00

-----------
(/1/) Pursuant to deferred compensation agreements with the Fund, Mr. Dunaway has deferred, in prior years, compensation from the Fund. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (in-cluding interest thereon) payable from the Fund to Mr. Dunaway are $18,963.
(/2/) Includes compensation for service on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios. Each Trustee cur-rently serves on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios.
(/3/) Aggregate compensation reflects amounts paid to the Trustees for numer-ous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds (including tax implica-tions), liquidations of certain funds, implementation of an administra-tion agreement for certain funds (including fee caps) and the consolida-tion of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $47,520, $43,200, $47,520 and $43,200 for Messrs. Ballantine, Burnham,
      Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively. A por-tion of these meeting fees was borne by ZSI.

                 The Board of Trustees unanimously recommends that the shareholders of the Fund vote FOR each nominee.

                       PROPOSAL 2: APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I. SYNOPSIS

Introduction

    The Board of Trustees, including all of the Independent Trustees, approved the Plan at a meeting held on November 29, 2000. Subject to its approval by the shareholders of the Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Scudder Income Fund in exchange for Class A, Class B, Class C and Class I shares of Scudder Income Fund; (b) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund; and (c) the ter-mination of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Scudder Income Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund. Immediately after the Reorganization, each shareholder of the Fund will hold shares of the class of shares of Scudder Income Fund that corresponds to the class of shares of the Fund held by that shareholder on the Valuation Date, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund on the Valuation Date.

    ZSI is the investment manager of both Funds. If the Reorganization is com-pleted, the Fund's shareholders will continue to enjoy all of the same share-holder privileges as they currently enjoy, such as access to professional service representatives, exchange privileges and automatic dividend reinvest-ment. Services provided to the Class A, Class B, Class C and Class I share-holders of Scudder Income Fund are identical to those currently provided to shareholders of the corresponding class of the Fund. See "Purchases, Exchanges and Redemptions."

Background of the Reorganization

    The Reorganization is part of a broader restructuring program to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this ex-pansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by ZSI has followed this pattern.

    As a result, ZSI has sought ways to restructure and streamline the manage-ment and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered un-der the "Scudder" name. ZSI believes, and has advised the boards, that reduc-ing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to the Scudder Funds will benefit fund sharehold-ers. ZSI has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and poli-cies. ZSI believes that the larger funds, along with the fewer number of funds, that result from these combinations may help to enhance investment perfor-mance and increase efficiency of operations. The restructuring program will not result in any changes in the shareholder services currently offered to shareholders of the Kemper Funds.

    Most of the Scudder Funds have recently adopted a new fee structure for certain administrative services. Under this fee structure, in exchange for payment by a fund of a single administrative fee rate, ZSI provides or pays for substantially all services that the fund normally requires for its opera-tions, other than those provided under the fund's investment management agree-ment and certain other expenses. This administrative fee enables investors to determine with greater certainty the expense level that a fund will experi-ence, and, for the term of the administrative services agreement, transfers substantially all of the risk of increased costs to ZSI. Likewise, ZSI re-ceives all of the benefits of economies of scale from increases in asset size or decreased operating expenses. Scudder Income Fund has implemented such an administrative fee, as described in "Administrative Fee" below. As part of the restructuring effort, ZSI has proposed extending this administrative fee structure to those funds currently offered under the Kemper name.

    The fund consolidations and the consolidation of the boards currently overseeing the Kemper Funds (see Proposal 1 above) are expected to have a pos-itive impact on ZSI as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for ZSI in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

    Since receiving ZSI's proposals on May 24, 2000, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of ZSI, the Independent Trustees have requested, and ZSI has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction -- Board Approval of the Proposed Transaction" be-low.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Trustees considered that:

  . As part of ZSI's overall restructuring, the Fund would be duplicative of another similar fund advised by ZSI in the same distribution chan-nel.

  . The combined fund would adopt the Fund's current investment management fee schedule, which is lower than the fee schedule of Scudder Income Fund.

  . The fixed fee rate under the new Administration Agreement for Class A, Class B, Class C and Class I shares is expected to be approximately equal to or less than the estimated current applicable operating ex-penses such classes would otherwise pay.

  . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although the Fund agreed to pay a portion of the estimated costs of the Reorganization allocated to Class A, Class B, Class C and Class I shares, management has estimated that such allocated costs will be re-coverable from lower overall expense ratios within six months of com-pletion of the Reorganization. ZSI agreed to pay a portion of the es-timated costs of the Reorganization allocated to Class A, Class B, Class C and Class I shares and all of the costs of the Reorganization that exceed estimated costs.

    For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Board of Trustees, including the Independent Trustees, has concluded that:

  . the Reorganization is in the best interests of the Fund and its share-holders; and

  . the interests of the existing shareholders of the Fund will not be di-luted as a result of the Reorganization.

    Accordingly, the Trustees unanimously recommend approval of the Plan ef-fecting the Reorganization. If the Plan is not approved, the Fund will con-tinue in existence unless other action is taken by the Trustees.

Investment Objectives, Policies and Restrictions of the Funds

    This section will help you compare the investment objectives and policies of the Fund and Scudder Income Fund. Please be aware that this is only a sum-mary. More complete information may be found in the Funds' prospectuses.

    The investment objectives, policies and restrictions of the Funds are sim-ilar. Some differences do exist. The investment objective of Scudder Income Fund is to provide high income while managing its portfolio in a way that is consistent with the prudent investment of shareholders' capital. The invest-ment objective of the Fund is to seek as high a level of current income as is consistent with reasonable risk, preservation of capital and ready marketabil-ity of its portfolio by investing primarily in a diversified portfolio of in-vestment-grade debt securities. Both Funds have the same portfolio manager and are managed in a substantially similar manner. There can be no assurance that either Fund will achieve its investment objective.

    Scudder Income Fund normally invests at least 65% of its total assets in bonds of the three highest quality ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"), while the Fund nor-mally invests at least 80% of its total assets in bonds rated in the top four credit quality grades. Each Fund can buy many types of income-producing secu-rities, among them corporate bonds (historically the backbone of Scudder In-come Fund's portfolio), U.S. Government and agency bonds and mortgage- and as-set-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The Fund may invest up to 25% of its total as-sets in bonds of foreign issuers, while Scudder Income Fund has no stated lim-it. Scudder Income Fund may invest up to 20% of its total assets in "high-yield" or "junk" bonds of the fifth and sixth quality ratings of Moody's or S&P (i.e., as low as grade B). The Fund may also invest up to 20% of its total assets in junk bonds, but is not subject to a floor on the credit quality of those bonds.

    In deciding which securities to buy and sell for the Fund, the Investment Manager uses independent analysis to look for bonds of companies whose funda-mental business prospects and cash flows are expected to improve, while also considering valuation, preferring those bonds that appear attractively priced in comparison to similar issues. For Scudder Income Fund, the Investment Man-ager typically weighs a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds for Scudder Income Fund, the Investment Manager uses independent analysis of issuers' creditworthiness to look for bonds that, for example, show improving credit.

    Although each Fund may adjust its duration (a measure of sensitivity to interest rate movements), the Investment Manager generally intends to keep it between 4 and 6 years for each Fund. Also, although each Fund is permitted to use various types of derivatives (contracts whose value is based on, for exam-ple, indices, commodities or securities), the Investment Manager does not in-tend to use them as principal investments and, with respect to Scudder Income Fund, might not use them at all.

    The Funds' fundamental investment restrictions, as set forth under "In-vestment Restrictions" in each Fund's statement of additional information, are identical. Fundamental investment restrictions may not be changed without the approval of Fund shareholders. The Funds' non-fundamental investment restric-tions (i.e., those changeable by the Board without shareholder approval), as set forth under "Investment Restrictions" in each Fund's statement of addi-tional information, are identical, except that: (i) Scudder Income Fund may not lend portfolio securities in an amount greater than 5% of its total as-sets, while the

Fund may not lend portfolio securities in an amount greater than one third of its total assets, and (ii) the Fund (but not Scudder Income Fund) has a stated non-fundamental investment restriction limiting the Fund's investments in il-liquid securities to no more than 15% of its net assets. Both Funds are, how-ever, subject to the 15% restriction on illiquid securities pursuant to appli-cable regulation. Investors should refer to each Fund's statement of addi-tional information for a more detailed description of that Fund's investment policies and restrictions.

Portfolio Turnover

    The portfolio turnover rate for Scudder Income Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fis-cal year ended January 31, 2000 was 81%. The portfolio turnover rate for the Fund for the fiscal year ended October 31, 2000 was 234%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Comparative Considerations

    The portfolio characteristics of the combined fund after the Reorganiza-tion will reflect the blended characteristics of the Fund and Scudder Income Fund. The following characteristics are as of December 31, 2000 for both Funds and also reflect the blended characteristics of both Funds after the Reorgani-zation as of that same date.

                             Portfolio Composition

                                        Avg.         Avg.           Portfolio Quality(/3/)
                                      Maturity     Duration   ----------------------------------
                         Yield(/1/) (Years)(/2/) (Years)(/2/)  AAA    AA     A     BBB   Unrated
                         ---------- ------------ ------------ ------ ----- ------ ------ -------
Fund....................   5.32%        8.30         5.10     55.00% 4.00% 21.00% 13.00%  7.00%
Scudder Income Fund.....   5.73%        8.40         5.10     50.00% 4.00% 22.00% 15.00%  9.00%
Scudder Income Fund --
 Pro Forma
 Combined(/4/)..........   5.59%        8.40         5.10     51.67% 4.00% 21.67% 14.33%  8.33%

-----------
(/1/The)yield provided for the Fund represents the yield for its Class A shares and the yield provided for Scudder Income Fund represents the yield for its Class S shares, each for the 30 days ended December 31, 2000. The yield is computed by dividing the net investment income per share earned during a specified one month or 30-day period by the maximum offering price per share on the last day of the period. In the case of the Class S shares of Scudder Income Fund, the maximum offering price was calculated using the up-front sales charge applicable to Class A shares. The Pro Forma yield reflects the Class A shares' up-front sales charge and esti-mated expense ratio of the combined fund, giving effect to the Reorganiza-tion, and, therefore, is not necessarily indicative of the actual yield to any particular shareholder. The yield for other classes of shares would vary.
(/2/Both)dollar-weighted average maturity and duration reflect the sensitivity of a Fund to interest rate fluctuations. The average dollar-weighted matu-rity of a Fund is the dollar-weighted average of the stated maturities of all debt instruments held by the Fund. Duration is the weighted present value of principal and interest payments expressed in years and may more accurately measure a Fund's sensitivity to incremental changes in interest rates than average maturity. Other factors being equal (e.g., portfolio quality), a Fund with a longer maturity and duration reacts more strongly to interest rate changes than a Fund with a shorter maturity and duration. For example, a Fund with a duration of five years is expected to experi-ence a price decrease of roughly five percent for each percent increase in interest rates, while a comparable fund with a duration of four years is expected to experience a price decrease of roughly four percent for the same change in interest rates.
(/3/Represents)the lower of ratings by Moody's and S&P. See Annex A to each Fund's statement of additional information for a general description of Moody's and S&P's ratings.
(/4/Reflects)the blended characteristics of the Fund and Scudder Income Fund as of December 31, 2000. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objec-tives and policies.

Performance

    The following tables show how the returns of the Fund and Scudder Income Fund over different periods average out. For context, the tables also include a broad-based market index (which, unlike the Funds, does not have any fees or expenses). The performance of both Funds and the index vary over time, and past performance is not necessarily indicative of future results. All figures assume reinvestment of dividends and distributions.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class A Shares

                                          Past Year Past 5 Years Past 10 Years
                                          --------- ------------ -------------
Fund -- Class A(/1/).....................   4.12%      3.86%         7.25%
Scudder Income Fund -- Class A(/2/)......   5.14%      4.10%         6.79%
Comparative Index for both Funds: Lehman
  Brothers Aggregate Bond Index(/3/).....  11.63%      6.46%         7.96%

-----------
(/1/) Class A performance is adjusted for maximum sales charge.
(/2/) Class A shares of Scudder Income Fund are newly offered and therefore have no available performance information. The average annual total re-turns for Scudder Income Fund's Class A shares are derived from the his-torical performance of Class S shares, adjusted to reflect the impact of the maximum initial sales charge and the higher total annual operating expenses applicable to Class A shares.
(/3/) The Lehman Brothers Aggregate Bond Index is an unmanaged, market-weighted measure of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities.

    Total return for the Scudder Income Fund would have been lower from 1998 through 2000 if the Investment Manager had not maintained expenses during that period.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class B Shares

                                             Past   Past     Past     Since
                                             Year  5 Years 10 Years Inception*
                                            ------ ------- -------- ----------
Fund -- Class B(/1/).......................  5.33%  3.77%     N/A     5.87%
Scudder Income Fund -- Class B(/2/)........  5.70%  3.83%   6.31%       N/A
Comparative Index for both Funds: Lehman
  Brothers Aggregate Bond Index(/3/)....... 11.63%  6.46%   7.96%     7.71%

-----------

* Inception date of the Fund's Class B shares is May 31, 1994. Index com-parison begins May 31, 1994.
(/1/) Class B performance is adjusted for maximum contingent deferred sales charge.
(/2/) Class B shares of Scudder Income Fund are newly offered and therefore have no available performance information. The average annual total re-turns for Scudder Income Fund's Class B shares are derived from the his-torical performance of Class S shares, adjusted to reflect the impact of the maximum contingent deferred sales charge and the higher total annual operating expenses applicable to Class B shares.
(/3/) The Lehman Brothers Aggregate Bond Index is an unmanaged, market-weighted measure of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities.

    Total return for the Scudder Income Fund would have been lower from 1998 through 2000 if the Investment Manager had not maintained expenses during that period.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class C Shares

                                                     Past     Past     Since
                                          Past Year 5 Years 10 Years Inception*
                                          --------- ------- -------- ----------
Fund -- Class C.........................    8.40%    3.99%     N/A     5.97%
Scudder Income Fund -- Class C(/1/).....    8.81%    4.27%   6.53%       N/A
Comparative Index for both Funds: Lehman
  Brothers Aggregate Bond Index(/2/)....   11.63%    6.46%   7.96%     7.71%

-----------
* Inception date of the Fund's Class C shares is May 31, 1994. Index com-parison begins May 31, 1994.
(/1/) Class C shares of Scudder Income Fund are newly offered and therefore have no available performance information. The average annual total re-turns for Scudder Income Fund's Class C shares are derived from the his-torical performance of Class S shares, adjusted to reflect the impact of the higher total annual operating expenses applicable to Class C shares.
(/2/) The Lehman Brothers Aggregate Bond Index is an unmanaged, market-weighted measure of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities.

    Total return for the Scudder Income Fund would have been lower from 1998 through 2000 if the Investment Manager had not maintained expenses during that period.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class I Shares

                                                     Past     Past     Since
                                          Past Year 5 Years 10 Years Inception*
                                          --------- ------- -------- ----------
Fund -- Class I.........................    9.54%    5.56%     N/A     6.15%
Scudder Income Fund -- Class S(/1/).....    9.79%    5.22%   7.49%       N/A
Comparative Index for both Funds: Lehman
  Brothers Aggregate Bond Index(/2/)....   11.63%    6.46%   7.96%     7.18%

-----------
* Inception date of the Fund's Class I shares is July 3, 1995. Index com-parison begins July 31, 1995.
(/1/) Class I shares of Scudder Income Fund are newly offered and therefore have no available performance information. The average annual total re-turns for Scudder Income Fund in the table above show the historical performance of Scudder Income Fund's original share class, Class S. Class S shares are invested in the same portfolio as Class I shares and their annual returns differ only to the extent that the classes have different fees and expenses.
(/2/) The Lehman Brothers Aggregate Bond Index is an unmanaged, market-weighted measure of U.S. Treasury and agency securities, corporate bond issues and mortgage-back securities.

    Total return for the Scudder Income Fund would have been lower from 1998 through 2000 if the Investment Manager had not maintained expenses during that period.

    For management's discussion of Scudder Income Fund's performance for the fiscal year ended January 31, 2000, please refer to Exhibit B. Class A,
Class B and Class C shareholders of the Fund should be aware that the perfor-mance discussion and data in Exhibit B have not been adjusted to reflect the impact of the sales charges and distribution fees borne by Class A, Class B and Class C shares, which would reduce performance.

Investment Manager; Fees and Expenses

    Each Fund retains the investment management firm of ZSI, pursuant to sepa-rate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Trustees. ZSI is a Delaware corpo-ration located at 345 Park Avenue, New York, New York 10154-0010.

    Each Fund pays the Investment Manager a graduated investment management fee, although the fee rates and breakpoints differ. The fee is graduated so that increases in a Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As of Jan-uary 31, 2000, Scudder Income Fund had total net assets of $687,855,292. For the fiscal year ended January 31, 2000, Scudder Income Fund paid the Invest-ment Manager a fee of 0.12% (after waivers) of its average daily net assets. For the fiscal year ended January 31, 2000 and for the period February 1, 2000 to July 31, 2000, the investment management fee payable for Scudder Income Fund was equal to 0.65% on the first $200 million of the Fund's average daily net assets, 0.60% on the next $300 million of such net assets and 0.55% on such net assets in excess of $500 million. In addition, the Investment Manager had contractually agreed to cap Scudder Income Fund's total operating expenses at 0.95% of its average daily net assets for the fiscal year ended January 31, 2000 and for the period February 1, 2000, to July 31, 2000. As of October 31, 2000, the Fund had total net assets of $412,269,288. For the fiscal year ended October 31, 2000, the Fund paid the Investment Manager a fee of 0.53% of its average daily net assets.

    Currently, the fee schedules for the Fund and Scudder Income Fund are as follows:

                Fund                               Scudder Income Fund
-------------------------------------       ----------------------------------------
                                                                            Fee
Average Daily Net Assets     Fee Rate       Average Daily Net Assets        Rate
------------------------     --------       ------------------------       ------
First $250 million            0.55%         First $200 million             0.650%
Next $750 million             0.52%         Next $300 million              0.600%
Next $1.5 billion             0.50%         Next $500 million              0.550%
Next $2.5 billion             0.48%         Next $500 million              0.525%
Next $2.5 billion             0.45%         Over $1.5 billion              0.500%
Next $2.5 billion             0.43%
Next $2.5 billion             0.41%
Over $12.5 billion            0.40%

    ZSI has proposed that Scudder Income Fund adopt the lower fee schedule of the Fund stated in the table above. The effectiveness of the new investment management agreement for Scudder Income Fund and the Closing are contingent upon each other. Based upon each Fund's average daily net assets for the twelve month period ended September 30, 2000, the effective advisory fee rate for Scudder Income Fund after the Reorganization would be 0.52% of average daily net assets, giving effect to the proposed new investment management agreement.

Administrative Fee

    Scudder Income Fund has entered into an administrative services agreement with ZSI (the "Administration Agreement"), pursuant to which ZSI provides or pays others to provide substantially all of the administrative services re-quired by the Class A, Class B, Class C and Class I shares of Scudder Income Fund (other than those provided by ZSI under its investment management agreement with that Fund) in exchange for the payment by Scudder Income Fund of an annual administrative services fee (the "Administrative Fee") equal to 0.30%, 0.30%, 0.20% and 0.10% of average daily net assets attributable to the Class A, Class B, Class C and Class I shares, respectively. The fees for the services provided by Kemper Distributors, Inc. ("KDI") under its current shareholder services agreement and underwriting and distribution services agreement with Scudder Income Fund applicable to Class A, Class B and Class C shares are not covered by, and are in addition to, the Administrative Fee. One effect of this arrangement is to make Scudder Income Fund's future expense ra-tio more predictable. On the other hand, the administrative fee rate does not decrease with economies of scale from increases in asset size or decreased op-erating expenses. The details of this arrangement (including expenses that are not covered) are set out below.

    Various service providers (the "Service Providers"), some of which are af-filiated with ZSI, provide certain services to Scudder Income Fund pursuant to separate agreements. These Service Providers may differ from the current Serv-ice Providers of the Fund. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes net asset value for Scudder Income Fund and maintains its ac-counting records. Kemper Service Company, also a subsidiary of ZSI, is the transfer, shareholder servicing and dividend-paying agent for the Class A, Class B, Class C and Class I shares of Scudder Income Fund. Scudder Trust Com-pany, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of Scudder Income Fund, pursuant to a custodian agreement. Other Service Prov-iders include the independent public accountants and legal counsel for Scudder Income Fund.

    Under the Administration Agreement, each Service Provider provides the services to Scudder Income Fund described above, except that ZSI pays these entities for the provision of their services to Scudder Income Fund and pays most other fund expenses, including insurance, registration, printing and postage fees. In return, Scudder Income Fund pays ZSI the Administrative Fee.

    The Administration Agreement will remain in effect with respect to the Class A, Class B, Class C and Class I shares for an initial term ending Sep-tember 30, 2003, subject to earlier termination by the trustees that oversee Scudder Income Fund. The Administration Agreement shall continue in effect on an annual basis after September 30, 2003, provided that such continuance is approved at least annually by a majority of the trustees, including the Inde-pendent Trustees, that oversee Scudder Income Fund. The fee payable by Scudder Income Fund to ZSI pursuant to the Administration Agreement is reduced by the amount of any credit received from Scudder Income Fund's custodian for cash balances.

    Certain expenses of Scudder Income Fund are not borne by ZSI under the Ad-ministration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). Scudder Income Fund continues to pay the fees required by the investment management agreement with ZSI. In addition, Class A, Class B and Class C shares pay the fees under its services agreement and underwriting and distribution services agreement with KDI, as described in "Distribution and Services Fees" below.

Comparison of Expenses

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class A, Class B, Class C and Class I shares of Scudder Income Fund, and compares these with the expenses of the Fund. As indicated below, it is expected that the total expense ratio of each class of Scudder Income Fund following the Reorganization will be lower than the current expense ratio of the corresponding class of the Fund. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 2000 (prior to the creation of Class A, Class B, Class C and Class I shares of Scudder Income Fund) and on a pro forma basis as of that date and for the twelve month period then ended, assuming the Reorganization had been in effect for the period.

                           Expense Comparison Table
                                Class A Shares

                                                                    Scudder
                                                                    Income
                                                    Scudder         Fund --
                                                    Income         Pro Forma
                                              Fund   Fund        Combined(/1/)
                                             ------ -------      -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price).......   4.50%  4.50%           4.50%
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)...........................    None   None            None
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends..........    None   None            None
Redemption Fee (as a percentage of amount
  redeemed, if applicable).................    None   None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees............................   0.54%  0.60%           0.52%
Distribution and/or Service (12b-1) Fees...    None  0.25%(/3/)      0.22%(/4/)
Other Expenses.............................   0.52%  0.30%(/5/)      0.30%
Total Annual Fund Operating Expenses.......   1.06%  1.15%           1.04%
Expense Example of Total Operating Expenses
  at the End of the Period(/6/)
One Year...................................  $  553 $  562          $  551
Three Years................................  $  772 $  799          $  766
Five Years.................................  $1,008 $1,054          $  998
Ten Years..................................  $1,686 $1,785          $1,664

-----------
Notes to Expense Comparison Table:
(/1/) The Scudder Income Fund -- Pro Forma Combined column reflects expenses es-timated for the combined fund subsequent to the Reorganization and re-flects the effect of the Reorganization. Pro Forma expenses reflect the implementation of a new investment management agreement for Scudder Income Fund to be effective upon the Reorganization, the implementation of Scudder Income Fund's Administration Agreement and the adoption of a dis-tribution plan.
(/2/) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge if sold during the first year after purchase and 0.50% if sold during the second year after purchase.
(/3/) Reflects a shareholder services fee of 0.25%. The shareholder services fee for Scudder Income Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class A shares of the Fund also bear a share-holder services fee of up to 0.25%, which is included under the "Other

      Expenses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/4/) The maximum fee rate authorized to be paid pursuant to the shareholder services agreement is 0.25%.
(/5/) Restated to reflect the implementation of Scudder Income Fund's Adminis-
      tration Agreement.
(/6/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends, to-tal operating expenses remain the same and redemptions at the end of each period. This is only an example; your actual expenses will be different.

                           Expense Comparison Table
                                Class B Shares

                                                                    Scudder
                                                                    Income
                                                    Scudder         Fund --
                                                    Income         Pro Forma
                                              Fund   Fund        Combined(/1/)
                                             ------ -------      -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price).......    None   None            None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)...........................   4.00%  4.00%           4.00%
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends..........    None   None            None
Redemption Fee (as a percentage of amount
  redeemed, if applicable).................    None   None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees............................   0.54%  0.60%           0.52%
Distribution and/or Service (12b-1) Fees...   0.75%  1.00%(/3/)      1.00%(/3/)
Other Expenses.............................   0.63%  0.30%(/4/)      0.30%
Total Annual Fund Operating Expenses.......   1.92%  1.90%           1.82%
Expense Example of Total Operating Expenses
  Assuming Redemption at the End of the
  Period(/5/)
One Year...................................  $  595 $  593          $  585
Three Years................................  $  903 $  897          $  873
Five Years.................................  $1,237 $1,226          $1,185
Ten Years..................................  $1,814 $1,848          $1,745
Expense Example of Total Operating Expenses
  Assuming No Redemption at the End of the
  Period(/5/)
One Year...................................  $  195 $  193          $  185
Three Years................................  $  603 $  597          $  573
Five Years.................................  $1,037 $1,026          $  985
Ten Years..................................  $1,814 $1,848          $1,745

-----------
Notes to Expense Comparison Table:
(/1/) The Scudder Income Fund -- Pro Forma Combined column reflects expenses es-timated for the combined fund subsequent to the Reorganization and re-flects the effect of the Reorganization. Pro Forma expenses reflect the implementation of a new investment management agreement for Scudder Income Fund to be effective upon the Reorganization, the implementation of Scudder Income Fund's Administration Agreement and the adoption of a dis-tribution plan.

(/2/) Contingent deferred sales charges on Class B shares sold during the first six years of ownership are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.
(/3/) Includes a shareholder services fee of 0.25%. The shareholder services fee for Scudder Income Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class B shares of the Fund also bear a share-holder services fee of 0.25%, which is included under the "Other Expenses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/4/) Restated to reflect the implementation of Scudder Income Fund's Adminis-
      tration Agreement.
(/5/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. Assumes conversion to Class A shares six years after purchase. This is only an example; your actual ex-penses will be different.

                           Expense Comparison Table
                                Class C Shares

                                                                    Scudder
                                                                    Income
                                                    Scudder        Fund --
                                                    Income         Pro Forma
                                              Fund   Fund        Combined(/1/)
                                             ------ -------      -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price).......    None   None            None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption
  proceeds)(/2/)...........................   1.00%  1.00%           1.00%
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends..........    None   None            None
Redemption Fee (as a percentage of amount
  redeemed, if applicable).................    None   None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees............................   0.54%  0.60%           0.52%
Distribution and/or Service (12b-1) Fees...   0.75%  1.00%(/3/)      1.00%(/3/)
Other Expenses.............................   0.46%  0.20%(/4/)      0.20%
Total Annual Fund Operating Expenses.......   1.75%  1.80%           1.72%
Expense Example of Total Operating Expenses
  Assuming Redemption at the End of the
  Period(/5/)
One Year...................................  $  278 $  283          $  275
Three Years................................  $  551 $  566          $  542
Five Years.................................  $  949 $  975          $  933
Ten Years..................................  $2,062 $2,116          $2,030
Expense Example of Total Operating Expenses
  Assuming No Redemption at the End of the
  Period(/5/)
One Year...................................  $  178 $  183          $  175
Three Years................................  $  551 $  566          $  542
Five Years.................................  $  949 $  975          $  933
Ten Years..................................  $2,062 $2,116          $2,030

-----------
Notes to Expense Comparison Table:
(/1/) The Scudder Income Fund -- Pro Forma Combined column reflects expenses es-timated for the combined fund subsequent to the Reorganization and re-flects the effect of the Reorganization. Pro Forma expenses reflect the implementation of a new investment management agreement for Scudder Income Fund to be effective upon the Reorganization, the implementation of Scudder Income Fund's Administration Agreement and the adoption of a dis-tribution plan.

(/2/) Contingent deferred sales charge on Class C shares is 1% for shares sold during the first year after purchase.
(/3/) Includes a shareholder services fee of 0.25%. The shareholder services fee for Scudder Income Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class C shares of the Fund also bear a share-holder services fee of 0.25%, which is included under the "Other Expenses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/4/) Restated to reflect the implementation of Scudder Income Fund's Adminis-
      tration Agreement.
(/5/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. This is only an example; your actual expenses will be different.

                           Expense Comparison Table
                                Class I Shares

                                                                     Scudder
                                                                     Income
                                                      Scudder       Fund --
                                                      Income        Pro Forma
                                                Fund   Fund       Combined(/1/)
                                                ----- -------     -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)..........   None   None           None
Maximum Contingent Deferred Sales Charge
  (Load) (as % of redemption proceeds)........   None   None           None
Maximum Deferred Sales Charge (Load) imposed
  on reinvested dividends.....................   None   None           None
Redemption Fee (as a percentage of amount
  redeemed, if applicable)....................   None   None           None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net assets)
Management Fees...............................  0.54%  0.60%          0.52%
Distribution and/or Service (12b-1) Fees......   None   None           None
Other Expenses................................  0.15%  0.10%(/2/)     0.10%
Total Annual Fund Operating Expenses..........  0.69%  0.70%          0.62%
Expense Example of Total Operating Expenses at
  the End of the Period(/3/)
One Year......................................  $  70  $  72          $  63
Three Years...................................  $ 221  $ 224          $ 199
Five Years....................................  $ 384  $ 390          $ 346
Ten Years.....................................  $ 859  $ 871          $ 774

-----------
Notes to Expense Comparison Table:
(/1/) The Scudder Income Fund -- Pro Forma Combined column reflects expenses es-timated for the combined fund subsequent to the Reorganization and re-flects the effect of the Reorganization. Pro Forma expenses reflect the implementation of a new investment management agreement for Scudder Income Fund to be effective upon the Reorganization and the implementation of Scudder Income Fund's Administration Agreement.
(/2/) Restated to reflect the implementation of Scudder Income Fund's Adminis-
      tration Agreement.
(/3/) Expense examples reflect what an investor would pay on a $10,000 invest-ment, assuming a 5% annual return, the reinvestment of all dividends, to-tal operating expenses remain the same and redemptions at the end of each period. This is only an example; your actual expenses will be different.

Distribution and Services Fees

    Pursuant to an underwriting and distribution services agreement with Scudder Income Fund, KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Investment Manager, acts as the principal underwriter and distributor of the Class A, Class B and Class C shares of that Fund and acts as agent of the Fund in the continuing offer of such shares. Scudder Income Fund has adopted distribution plans on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are sub-stantially identical to the existing distribution plans adopted by the Fund, with one exception. As under the current distribution plans for the Fund, Scudder Income Fund pays KDI an asset-based fee at an annual rate of 0.75% of Class B and Class C shares. The distribution plans for Scudder Income Fund, however, unlike the distribution plans for the Fund, also authorize the pay-ment to KDI of the 0.25% services fee with respect to the Class A, Class B and Class C shares pursuant to the shareholder services agreement (the "Services Agreement") described below. Neither KDI nor the Trustees of the Fund believe that the services performed by KDI under the Services Agreement have been pri-marily intended to result in sales of fund shares (i.e., "distribution" serv-ices) as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the serv-ices performed by KDI under the Services Agreement are "distribution" servic-es, the distribution plans for Scudder Income Fund authorize the payment of the services fee. The fact that the services fee is authorized by Scudder In-come Fund's distribution plans does not change the fee rate or affect the na-ture or quality of the services provided by KDI.

    Pursuant to the Services Agreement with Scudder Income Fund, which is sub-stantially identical to the current services agreement with the Fund, KDI re-ceives a services fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares of Scudder Income Fund. KDI uses the services fee to compensate financial services firms ("firms") for providing personal serv-ices and maintenance of accounts for their customers that hold those classes of shares of Scudder Income Fund, and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Fund. All fee amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares.

Purchases, Exchanges and Redemptions

    Both Funds are part of the Scudder Kemper complex of mutual funds. The procedures for purchases, exchanges and redemptions of Class A, Class B,

Class C and Class I shares of Scudder Income Fund are identical to those of the Fund. Shares of Scudder Income Fund are exchangeable for shares of the same class of most other open-end funds advised by ZSI offering such shares.

    Corresponding classes of shares of Scudder Income Fund have identical sales charges to those of the Fund. Scudder Income Fund has a maximum initial sales charge of 4.50% on Class A shares. Shareholders who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (a "CDSC") of up to 1% if the shares are sold within two years of the date on which they were purchased. Class B shares are sold without a front-end sales charge, but may be subject to a CDSC upon re-demption, depending on the length of time the shares are held. The CDSC begins at 4% for shares sold in the first year, declines to 1% in the sixth year and is eliminated after the sixth year. After six years, Class B shares automati-cally convert to Class A shares. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC of up to 1% if the shares are sold within one year of purchase. Class I shares are sold without a front-end sales charge or a CDSC.

    Class A, Class B, Class C and Class I shares of Scudder Income Fund re-ceived in the Reorganization will be issued at net asset value, without a sales charge, and no CDSC will be imposed on any shares of the Fund exchanged for shares of Scudder Income Fund as a result of the Reorganization. However, following the Reorganization, any CDSC that applies to shares of the Fund will continue to apply to shares of Scudder Income Fund received in the Reorganiza-tion, using the original purchase date for such shares to calculate the hold-ing period, rather than the date such shares are received in the Reorganiza-tion.

    Services available to shareholders of Class A, Class B, Class C and Class I shares of Scudder Income Fund are identical to those available to sharehold-ers of the corresponding classes of shares of the Fund and include the pur-chase and redemption of shares through an automated telephone system and over the Internet, telephone redemptions, exchanges by telephone to most other Scudder Kemper funds that offer Class A, Class B, Class C and Class I shares, and reinvestment privileges. Please see Scudder Income Fund's prospectus for additional information.

Dividends and Other Distributions

    Each Fund normally distributes monthly dividends of net investment income and distributes any net realized capital gains at least annually. Each Fund may make an additional distribution if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in addi-tional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder's account on the pay-ment date or, at the shareholder's election, sent to the shareholder by check. For retirement plans, reinvestment is the only option.

    If the Plan is approved by the Fund's shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and un-distributed realized net capital gains immediately prior to the Closing.

Other Differences Between the Funds

    Charter Documents.

    Each of the Acquired Trust and the Acquiring Trust is established as a Massachusetts business trust pursuant to separate Declarations of Trust. Al-though the organizational documents of the Acquired Trust and the Acquiring Trust are similar, some differences do exist. The more significant differences are listed below.

  . A vote of a majority of the Acquired Trust's outstanding shares is re-quired to remove a trustee from office; a vote of two-thirds of the Acquiring Trust's outstanding shares is required to remove a trustee from office.

  . A special meeting of Fund shareholders may be called by shareholders holding at least 25% of the Fund's shares then outstanding (10% of the Acquired Trust's shares if the purpose is to determine the removal of a Trustee); 10% of Scudder Income Fund's shares then outstanding are required to call a special meeting of its shareholders.

    Trustees and Officers.

    The Trustees of the Fund, currently and as proposed under Proposal 1, are different from those of Scudder Income Fund. As described in Scudder Income Fund's statement of additional information, which is available upon request, the following individuals comprise the Board of Trustees of Scudder Income
Fund: Henry P. Becton, Jr., Linda C. Coughlin, Dawn-Marie Driscoll, Edgar R. Fiedler, Keith R. Fox, Joan E. Spero, Jean Gleason Stromberg, Jean C. Tempel and Steven Zaleznick. In addition, the officers of the Fund and Scudder Income Fund are different. (See Proposal 1 and each Fund's statement of additional information for further information.)

    Fiscal Year.

    The Fund's fiscal year-end is October 31. Scudder Income Fund's fiscal year-end is January 31.

    Auditors.

    The Fund's auditors are Ernst & Young LLP. Scudder Income Fund's auditors are PricewaterhouseCoopers LLP.

Tax Consequences

    As a condition to the Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the mean-ing of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                                   *   *   *

    The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II. PRINCIPAL RISK FACTORS

    Because of their similar investment objectives, policies and strategies, the principal risks presented by Scudder Income Fund are similar to those pre-sented by the Fund. The main risks applicable to each Fund include, among oth-ers, management risk (i.e., securities selection by the Investment Manager), risk associated with interest rates, and risk associated with credit quality. Credit quality risk refers to the fact that if a portfolio security declines in credit quality or goes into default, it could hurt Fund performance. Credit quality risk may be more pronounced for the Fund than for Scudder Income Fund because Scudder Income Fund generally invests primarily in the top three credit grades, while the Fund generally invests primarily in the top four credit grades. In addition, investments in high yield securities, or "junk bonds," entail relatively greater risk of loss of income and principal than investments in higher rated securities, and may fluctuate more in value. This risk may affect both Funds, but may be more pronounced for the Fund, which may invest in lower quality high-yield bonds than Scudder Income Fund. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of an investment in the Funds. In addition, mortgage- and asset-backed securities carry additional risks. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, if interest rates drop significantly, holders of mortgages represented by mortgage-backed securities are more likely to refinance, thus prepaying their obligations and potentially forcing a Fund, to the extent that it invests in mortgage-backed securities, to reinvest in securities that pay lower interest rates. In addition, to the extent that a Fund invests in foreign securities, it may be exposed to the risks associated with such in-vestments and currency risk. Foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and politi-cal and economic uncertainty. When the dollar value of a foreign currency falls, so does the value of any investments the particular Fund owns that are denominated in that currency. While both Funds may invest in foreign debt se-curities denominated in currencies other than the U.S. dollar, Scudder Income Fund is permitted to do so to a greater extent than the Fund and may, there-fore, have more exposure to the risks of investing in such securities and for-eign currency risk. Lastly, the Funds are not insured or guaranteed by the FDIC or any other government agency. Share prices will go up and down, so be aware that you could lose money.

    For a further discussion of the investment techniques and risk factors ap-plicable to each Fund, see "Investment Objectives, Policies and Restrictions of the Funds" above, and each Fund's prospectus and statement of additional information.

III. THE PROPOSED TRANSACTION

Description of the Plan

    As stated above, the Plan provides for the transfer of all or substan-tially all of the assets of the Fund to Scudder Income Fund in exchange for that number of full and fractional Class A, Class B, Class C and Class I shares of Scudder Income Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding classes of the Fund as of the close of business on the Valuation Date. Scudder Income Fund will assume all of the liabilities of the Fund. The Fund will distribute the Class A, Class B, Class C and Class I shares received in the exchange to the shareholders of the corresponding classes of the Fund in complete liquidation of the Fund. The Fund will then be terminated.

    Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional Class A, Class B, Class C and Class I shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the corresponding class held in the Fund as of the close of business on the Valuation Date. Such shares will be held in an account with Scudder Income Fund identical in all material respects to the account currently maintained by the Fund for such shareholder. In the interest of economy and convenience, Class A, Class B, Class C and Class I shares is-sued to the Fund's shareholders in the Reorganization will be in uncertificated form. If Class A, Class B, Class C or Class I shares of the Fund are represented by certificates prior to the Closing, such certificates should be returned to the

Fund's shareholder servicing agent. Any Class A, Class B, Class C or Class I shares of Scudder Income Fund distributed in the Reorganization to sharehold-ers in exchange for certificated shares of the Fund may not be transferred, exchanged or redeemed without delivery of such certificates.

    Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of Class A, Class B, Class C or Class I shares of Scudder Income Fund received by the shareholder in connection with the Reorganization.

    The obligations of each Trust, on behalf of the respective Funds, under the Plan are subject to various conditions, as stated therein, which includes Scudder Income Fund's adoption of a new investment management agreement. The Plan also requires that all filings be made with, and all authority be re-ceived from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To provide for unforeseen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by September 1, 2001, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party has ma-terially breached its obligations under the Plan or made a material misrepre-sentation in the Plan or in connection with the Reorganization. The Plan may also be amended by mutual agreement in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determining the number of shares of Scudder In-come Fund to be issued to the Fund in the Plan to the detriment of the Fund's shareholders without their approval. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan at Exhibit A.

Board Approval of the Proposed Transaction

    As discussed above, the Reorganization is part of a ZSI initiative that is intended to restructure and streamline the management and operations of the funds ZSI advises. ZSI first proposed the Reorganization to the Trustees of the Fund at a meeting held on May 24, 2000, see "Synopsis -- Background of the Reorganization" above. This initiative includes five major components:

  (i) A change in branding to offer virtually all funds advised by ZSI under the Scudder name, with a concentration on intermediary distribution;

  (ii) The combination of funds with similar investment objectives and poli-cies, including in particular the combination of the Kemper Funds with similar Scudder Funds currently offered to the general public;

  (iii) The liquidation of certain small funds which have not achieved mar-ket acceptance and which are unlikely to reach an efficient operat-ing size;

  (iv) The implementation of an administration agreement for the Kemper Funds similar to that recently adopted by the Scudder Funds covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's in-vestment management agreement) and most expenses; and

  (v) The consolidation of certain boards overseeing funds advised by ZSI.

    The Independent Trustees of the Fund reviewed the potential implications of these proposals for the Fund as well as the various other funds for which they serve as board members. They were assisted in this review by their inde-pendent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the May 24th meeting, the Independent Trustees met in person or by telephone on numerous occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of ZSI, including the "interested" Trustees. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to ZSI's proposals.

    Following the conclusion of this process, the Trustees of the Fund, the board members of other funds involved and ZSI reached general agreement on the elements of a restructuring plan that they believed were in the best interests of shareholders and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

    On November 29, 2000, the Board of Trustees, including the Independent Trustees, unanimously approved the terms of the Reorganization and certain re-lated proposals. The Trustees have also unanimously agreed to recommend that the Reorganization be approved by the Fund's shareholders.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Trustees considered that:

  . As part of ZSI's overall restructuring, the Fund would be duplicative of another similar fund advised by ZSI in the same distribution chan-nel.

  . The combined fund would adopt the Fund's current investment management fee schedule, which is lower than the fee schedule of Scudder Income Fund.

  . The fixed fee rate under the new Administration Agreement for Class A, Class B, Class C and Class I shares is expected to be approximately equal to or less than the estimated current applicable operating ex-penses such classes would otherwise pay.

  . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although the Fund agreed to pay a portion of the estimated costs of the Reorganization allocated to Class A, Class B, Class C and Class I shares, management has estimated that such allocated costs will be re-coverable from lower overall expense ratios within six months of com-pletion of the Reorganization. ZSI agreed to pay a portion of the es-timated costs of the Reorganization allocated to Class A, Class B, Class C and Class I shares and all of the costs of the Reorganization that exceed estimated costs.

    As part of their deliberations, the Trustees considered, among other things: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Fund and the estimated operating expenses of Scudder Income Fund after the Reorganization, and between the estimated oper-ating expenses of Scudder Income Fund and other mutual funds with similar in-vestment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder inter-ests; (c) the compatibility of the Funds' investment objectives, policies, re-strictions and portfolios; (d) the service features available to shareholders of each Fund; (e) prospects for Scudder Income Fund to attract additional as-sets; and (f) the investment performance of each Fund.

    As part of their analysis, the Trustees considered direct and indirect costs to shareholders including: (a) the direct costs of the Reorganization to be borne by existing shareholders; (b) the potential costs of any necessary rebalancing of the Fund's portfolio; and (c) the potential tax consequences to shareholders as a result of differences in the Funds' realized or unrealized capital gains or losses and capital loss carry-forwards.

    Costs. The anticipated costs of the Reorganization allocable to the Fund are $173,271, which includes board meeting fees, legal, accounting and other consultant fees, and proxy solicitation costs. Of these costs, $21,399 (17.97%) of its allocable portion of $119,083 will be borne by Class A shares, $1,562 (3.73%) of its allocable portion of $41,901 will be borne by Class B shares, $936 (8.36%) of its allocable portion of $11,197 will be borne by Class C shares, and $944 (86.61%) of its allocable portion of $1,090 will be borne by Class I shares. ZSI is bearing the remaining costs, including any cost overruns

(except that Scudder Income Fund is bearing the SEC registration fees which are estimated to be $112,104).

    The estimated costs of the Reorganization borne by the Fund have been expensed, resulting in a reduction of net asset value per share of $0.0005, $0.0001, $0.0004 and $0.0012 of Class A, Class B, Class C and Class I shares, respectively. Management of the Fund expects that reduced operating expenses resulting from the Reorganization should allow for recovery of the allocated costs of the Reorganization within six months after the Closing.

    Potential Tax Consequences. Although the Reorganization will be achieved on a federally tax-free basis (see "Federal Income Tax Consequences"), there are differences in the Funds' unrealized gains or losses, tax loss carryovers and portfolio turnover rates which may affect the timing and amount of any fu-ture capital gain distributions paid to shareholders.

                                 12/31/00               Fiscal Year
                                Unrealized                 Loss
                      12/31/00  Gain (Loss)             Carryovers  Fiscal Year
                     Unrealized   as % of   Fiscal Year   as % of    Portfolio
                        Gain     12/31/00      Loss      12/31/00    Turnover
                       (Loss)   Net Assets  Carryovers  Net Assets     Rate
                     ---------- ----------- ----------- ----------- -----------
Fund................ 10,613,236    2.5%     $53,912,000    12.9%       234%
Scudder Income
 Fund............... 10,766,647    1.3%     $37,567,000     4.5%        81%

    Scudder Income Fund has total tax-basis loss carryovers into its current fiscal year ending January 31, 2001 of $37,567,000 consisting of a capital loss carryover of $13,768,000 and a post-October loss carryover of $23,799,000. The capital loss carryover expires $3,123,000 in 2007, and $10,645,000 in 2008. The post-October capital loss was incurred from November 1,1999 through January 31, 2000 and Scudder Income Fund elected to defer it and treat it as arising in the fiscal year ending January 31, 2001. The Fund has a net tax-basis capital loss carryover of $53,912,000 carrying forward into its current fiscal year ending on the proposed merger date of June 25, 2001. This carryover expires $5,031,000 in 2002, $2,953,000 in 2003,
$10,327,000 in 2007 and $35,601,000 in 2008.

    After the Reorganization, the Fund's capital loss carryovers will be available to Scudder Income Fund to offset its capital gains, although the amount of these losses which may offset Scudder Income Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that Scudder Income Fund may not be able to use these losses as rapidly as the Fund might have, and part or all of these losses may not be useable at all. The ability of Scudder Income Fund or the Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. Net capi-tal losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time; therefore, it is possible that some or all of the these losses will expire un-used. In addition, the benefits of any capital loss carryovers currently are available only to the shareholders of each fund respectively. After the reor-ganization, however, these benefits will inure to all the shareholders of Scudder Income Fund.

    The Trustees of the Fund considered the possibility that shareholders of the Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (share-holders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differ-ing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

    The Trustees also gave extensive consideration to possible economies of scale that might be realized by ZSI in connection with the Reorganization, as well as the other fund combinations included in ZSI's restructuring proposal.

    Based on all the foregoing, the Board concluded that the Fund's participa-tion in the Reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund's shareholders. The Board of Trust-ees, including the Independent Trustees, unanimously recommends that share-holders of the Fund approve the Reorganization.

Description of the Securities to Be Issued

    Scudder Income Fund is a series of the Acquiring Trust, a Massachusetts business trust established under a Declaration of Trust dated September 20, 1984. The Acquiring Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees of the Acquiring Trust are authorized to divide the shares of the Acquiring Trust into separate series. Scudder Income Fund is one of three series of the Ac-quiring Trust. The Trustees of the Acquiring Trust are also authorized to fur-ther divide the shares of the series of the Acquiring Trust into classes. The shares of Scudder Income Fund are currently divided into six classes: Class AARP, Class S, Class A, Class B, Class C and Class I. Although shareholders of different classes of a series have an interest in the same portfolio of as-sets, shareholders of different classes bear different expense levels because distribution costs and certain other expenses approved by the Board of Trust-ees of the Acquiring Trust are borne directly by the class incurring such ex-penses.

    Each share of each class of Scudder Income Fund represents an interest in Scudder Income Fund that is equal to and proportionate with each other share of that class of Scudder Income Fund. Scudder Income Fund shareholders are en-titled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Fund and the rights of shareholders of Scudder Income Fund, other than as described above in "Other Differences Between the Funds -- Charter Docu-ments."

Federal Income Tax Consequences

    The Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for fed-eral income tax purposes: (i) the transfer to Scudder Income Fund of all or substantially all of the assets of the Fund in exchange solely for Class A, Class B, Class C and Class I shares and the assumption by Scudder Income Fund of all of the liabilities of the Fund, followed by the distribution of such shares to the Fund's shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Scudder Income Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the transfer of all or substantially all of its assets to Scudder Income Fund in exchange solely for Class A, Class B, Class C and Class I shares and the assumption by Scudder Income Fund of all of the liabilities of the Fund or upon the distribution of the Class A, Class B, Class C and Class I shares to shareholders of the Fund in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of Scudder Income Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of Scudder Income Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by Scudder Income Fund upon the receipt of the assets of the Fund in exchange for Class A, Class B, Class C and Class I shares and the assumption by Scudder Income Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the receipt of the Class A, Class B, Class C and Class I shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the Class A, Class B, Class C and Class I shares received by each shareholder of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Class A, Class B, Class C and Class I shares received by each shareholder of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of such shareholder of the Fund.

    After the Closing, Scudder Income Fund may dispose of certain securities received by it from the Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

    While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

    Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issu-ance of shares of Scudder Income Fund will be passed on by Dechert, Ten Post Office Square-South, Boston, Massachusetts 02109.

Capitalization

 The following table shows on an unaudited basis the capitalization of Scudder Income Fund and the Fund as of September 30, 2000 and on a pro forma basis as of that date, giving effect to the Reorganization(/1/):

                                        Scudder                                     Scudder
                                       Corporate                                 Income Fund --
                           Scudder       Bond                   Pro Forma           Pro Forma
                         Income Fund   Fund(/4/)      Fund     Adjustments          Combined
                         ------------ ----------- ------------ ------------      --------------
Net Assets
Class S Shares.......... $639,400,340 $40,352,239                                $  679,752,579
Class AARP Shares....... $179,024,337                                            $  179,024,337
Class A Shares..........                          $308,849,706 $   (21,399)(/3/) $  308,828,307
Class B Shares..........                          $ 77,495,608 $    (1,562)(/3/) $   77,494,046
Class C Shares..........                          $ 19,108,803 $      (936)(/3/) $   19,107,867
Class I Shares..........                          $  6,224,678 $      (944)(/3/) $    6,223,734
                                                                                 --------------
Total Net Assets........                                                         $1,270,430,870(/2/)
                                                                                 ==============

Shares Outstanding
Class S Shares..........   52,003,479   3,554,485                  (273,815)     $   55,284,149
Class AARP Shares.......   14,564,301                                            $   14,564,301
Class A Shares..........                            38,637,583  (13,529,591)     $   25,107,992
Class B Shares..........                             9,736,221   (3,435,892)          6,300,329
Class C Shares..........                             2,391,283     (837,798)     $    1,553,485
Class I Shares..........                               779,900     (273,905)     $      505,995

                                                                         Scudder
                                        Scudder                       Income Fund --
                           Scudder     Corporate           Pro Forma     Pro Forma
                         Income Fund Bond Fund(/4/) Fund  Adjustments    Combined
                         ----------- -------------- ----- ----------- --------------
Net Asset Value per
Share
Class S Shares..........   $12.30        $11.35                           $12.30
Class AARP Shares.......   $12.29                                         $12.29
Class A Shares..........                            $7.99                 $12.30
Class B Shares..........                            $7.96                 $12.30
Class C Shares..........                            $7.99                 $12.30
Class I Shares..........                            $7.98                 $12.30

----
(/1/) Assumes the Reorganization had been consummated on September 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Scudder Income Fund will be received by the shareholders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Scudder In-come Fund that actually will be received on or after such date.
(/2/) Scudder Income Fund -- Pro Forma Combined net assets do not reflect ex-pense reductions that would result from the implementation of Scudder In-come Fund's Administration Agreement for an entire year.
(/3/) Represents one-time proxy, legal, accounting and other costs of the Reor-
      ganization to be borne by the Fund.
(/4/) On November 3, 2000, the net assets of Scudder Corporate Bond Fund were acquired by Scudder Income Fund.

   The Board of Trustees unanimously recommends that the shareholders of the
                    Fund vote in favor of this Proposal 2.

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board of Trustees, including all of the Independent Trustees, has se-lected Ernst & Young LLP ("E&Y") to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. However, if the Plan is approved, as described under Proposal 2, PricewaterhouseCoopers LLP will serve as the independent auditors for the combined fund. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so de-sire. Such representatives are expected to be available to respond to appro-priate questions posed by shareholders or management.

    The following table shows fees paid to E&Y during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of the Fund. The in-formation in the columns "Financial Information Systems Design and Implementa-tion Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund. The Audit Committee of the Board has generally considered whether E&Y's receipt of non-audit fees from the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund is compatible with maintaining E&Y's independence.

                            Financial Information
                             Systems Design and
      Audit Fees             Implementation Fees                    All Other Fees(/1/)
      ----------            ---------------------                   -------------------
      $39,600                         --                                   $800

-----------
(/1/) In addition to the amount shown in the table for the Fund, E&Y received an aggregate amount of $2,785,000, which includes $787,000 for services per-formed on behalf of the Fund and other ZSI-advised funds and $1,998,000 for services performed for ZSI and other related entities that provide support for the operations of the funds.

     The Board of Trustees unanimously recommends that shareholders of the
                    Fund vote in favor of this Proposal 3.

                            ADDITIONAL INFORMATION

Information about the Funds

    Additional information about the Trusts, the Funds and the Reorganization has been filed with the SEC. The information regarding the Acquired Trust and the Fund may be obtained without charge by writing to Kemper Distributors,

Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or by calling 1-800-621-1048. The information regarding the Acquiring Trust and Scudder In-come Fund may be obtained without charge by writing to Scudder Investor Serv-ices, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling 1-800-728-3337.

    The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance there-with, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Acquiring Trust, and those filed by the Acquired Trust, can be in-spected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional
Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such ma-terial can also be obtained from the Public Reference Branch, Office of Con-sumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which con-tains the prospectuses and statements of additional information for the Funds, materials that are incorporated by reference into the prospectuses and state-ments of additional information, and other information about the Trusts and the Funds.

General

    Proxy Solicitation. Proxy solicitation costs will be considered Reorgani-zation expenses and will be allocated accordingly. See "The Proposed Transac-tion -- Board Approval of the Proposed Transaction." In addition to solicita-tion by mail, certain officers and representatives of the Fund, officers and employees of ZSI and certain financial services firms and their representa-tives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meet-ing, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of busi-ness. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those prox-ies to be voted against that Proposal. For purposes of determining the pres-ence of a quorum for transacting business at the Meeting, abstentions and bro-ker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    The election of the Trustees under Proposal 1 requires the affirmative vote of a plurality of the shares of the Fund voting on such election (i.e., the twelve nominees receiving the greatest number of votes will be elected). Approval of Proposal 2 requires the affirmative vote of the holders of a ma-jority of the Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 3, and will have the effect of a "no" vote on Proposal 2.

    Holders of record of the shares of the Fund at the close of business on March 5, 2001 will be entitled to one vote per share on all business of the Meeting. As of February 5, 2001, there were 38,324,528 Class A shares, 9,398,809 Class B shares, 2,663,885 Class C shares and 543,700 Class I shares of the Fund outstanding.

    As of December 31, 2000, the officers and Trustees of the Acquiring Trust as a group owned beneficially less than 1% of the outstanding shares of Scudder Income Fund. Appendix 2 hereto sets forth the beneficial owners of more than 5% of each class of each Fund's shares. To the best knowledge of each Trust, as of December 31, 2000, no person owned beneficially more than 5% of any class of either Fund's outstanding shares, except as stated on Appendix 2.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $7,647.62. As the Meeting date approaches, certain shareholders of the Fund may receive a tele-phone call from a representative of SCC if their votes have not yet been re-ceived. Authorization to permit SCC to execute proxies may be obtained by tel-ephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these proce-dures are reasonably designed to ensure that both the identity of the share-holder casting the vote and the voting instructions of the shareholder are ac-curately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer ques-tions about the process, he or she is not permitted to recommend to the share-holder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still sub-mit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Zurich Scudder Investments, Inc., 222 South River-side Plaza, Chicago, Illinois 60606, within a reasonable time before the so-licitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the mat-ters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in ac-cordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,
/s/ MAUREEN E. KANE

Maureen E. Kane
Secretary

                        INDEX OF EXHIBITS AND APPENDICES

 EXHIBIT A:  FORM OF
             AGREEMENT AND
             PLAN OF
             REORGANIZATION

 EXHIBIT B:  MANAGEMENT'S
             DISCUSSION OF
             SCUDDER INCOME
             FUND'S
             PERFORMANCE

 APPENDIX 1: TRUSTEE AND
             NOMINEE
             SHAREHOLDINGS

 APPENDIX 2: BENEFICIAL
             OWNERS OF FUND
             SHARES

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [   ] day of [      ], 2001, by and among Scudder Portfolio Trust (the
"Acquiring Trust"), a Massachusetts business trust, on behalf of Scudder In-come Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, Kemper Income and Capital Preservation Fund (the "Acquired Trust" and, to-gether with the Acquiring Trust, each a "Trust" and collectively the "Trusts"), a Massachusetts business trust, on behalf of Kemper Income and Cap-ital Preservation Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), the only active series of the Acquired Trust, and Zurich Scudder Investments, Inc. ("ZSI"), investment adviser to the Funds (for purposes of Paragraph 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is Two International Place, Boston, Massachusetts 02110-4103. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

    This Agreement is intended to be and is adopted as a plan of reorganiza-tion and liquidation within the meaning of Section 368(a) of the Internal Rev-enue Code of 1986, as amended (the "Code"). The reorganization (the "Reorgani-zation") will consist of the transfer of all or substantially all of the as-sets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class I voting shares of beneficial interest ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the as-sumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C and Class I shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILI-TIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Ac-quired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C and Class I Acquiring Fund Shares deter-mined by dividing the value of the Acquired Fund's assets net of any liabili-ties of the Acquired Fund with respect to the Class A, Class B, Class C and Class I shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabili-ties of the Acquired Fund, including, but not limited to, any deferred compen-sation to the Acquired Fund board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and div-idends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of as-sets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other dis-tributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabil-ities and obligations prior to the Closing Date as defined in section 3.6.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of rec-ord with respect to each class of its shares (the "Acquired Fund Sharehold-ers"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liq-uidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C and Class I Acquiring Fund Shares to be so credited to the Class A, Class B, Class C and Class I Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such share-holders as of the Valuation Time. All issued and outstanding shares of the Ac-quired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class I shares of the Acquired Fund will represent a number of Ac-quiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Ac-quiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner de-scribed in the Acquiring Fund's then-current prospectus and statement of addi-tional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commis-sion"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.   VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in section 3.1 (the "Valua-tion Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust, as amended, and then-current prospec-tus or statement of additional information, copies of which have been delivered to the Acquired Fund.

    2.2. The net asset value of a Class A, Class B, Class C or Class I Acquir-ing Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A, Class B, Class C and/or Class I Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of a Class A, Class B, Class C and/or Class I share, as applicable, shall be equal to the net asset value of one Class S Acquiring Fund Share.

    2.3. The number of Class A, Class B, Class C and Class I Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B, Class C and Class I shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the di-rection of each Fund's respective accounting agent, if applicable, in accor-dance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.   CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be June 25, 2001, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, un-less otherwise agreed to by the parties. The Closing shall be held at the of-fices of Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the As-sets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securi-ties represented by a certificate or other written instrument shall be pre-sented by the custodian for the Acquired Fund to the custodian for the Acquir-ing Fund for examination no later than five business days preceding the Clos-ing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    3.4. State Street, as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Ac-quired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Class I Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Ac-quiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquir-ing Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Ex-change or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C and Class I shares of the Acquiring Fund or the Acquired Fund is impracticable, the Clos-ing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    3.6. The liabilities of the Acquired Fund shall include all of the Ac-quired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing

Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund's board mem-bers.

4.   REPRESENTATIONS AND WARRANTIES

    4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Massachu-setts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund, the only active series of the Acquired Trust, is duly designated in accordance with the applicable provisions of the Acquired Trust's Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

      (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registra-tion is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securi-ties Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

      (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execu-tion, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, inden-ture, instrument, contract, lease or other undertaking to which the Ac-quired Fund is a party or by which it is bound, and the execution, deliv-ery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or
  (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, and are in accor-dance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabili-ties of the Acquired Fund required to be reflected on a balance sheet (in-cluding the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since October 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Ac-quired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the re-demption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment com-pany and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net cap-ital gain (as defined in the Code) that has accrued through the Closing Date;

      (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights (recogniz-ing that, under Massachusetts law, Acquired Fund Shareholders, under cer-tain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

      (k) At the Closing Date, the Acquired Fund will have good and market-able title to the Acquired Fund's assets to be transferred to the Acquir-ing Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Ac-quiring

  Fund has received notice and necessary documentation at or prior to the Closing;

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement consti-tutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorgani-zation, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securi-ties Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading; and

      (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all ma-terial respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which such statements are made, not materially mislead-ing; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in con-formity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly orga-nized and validly existing under the laws of The Commonwealth of Massachu-setts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its busi-ness as it is now being conducted and, subject to the approval of share-holders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accor-dance with the applicable provisions of the Acquiring Trust's Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do busi-ness in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have ma-terial adverse effect on the Acquiring Trust or Acquiring Fund. The Ac-quiring Fund has all material federal, state and local authorizations nec-essary to own all of the properties and assets and to carry on its busi-ness as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

      (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registra-tion is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be re-quired by state securities laws;

      (d) The Acquiring Trust is not, and the execution, delivery and per-formance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or con-stitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquir-ing Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, un-der any agreement, indenture, instrument, contract, lease, judgment or de-cree to which the Acquiring Fund is a party or by which it is bound, or
  (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materi-ally and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmen-tal body which materially and adversely affects its business or its abil-ity to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended January 31, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known con-tingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since January 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquir-ing Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the re-demption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regu-lated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

      (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights (recogniz-ing that, under Massachusetts law, Acquiring Fund Shareholders, under cer-tain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any op-tions, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

      (k) The Acquiring Fund Shares to be issued and delivered to the Ac-quired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly is-sued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

      (l) At the Closing Date, the Acquiring Fund will have good and market-able title to the Acquiring Fund's assets, free of any liens or other en-cumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affect-ing creditors' rights and to general equity principles;

      (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or lo-cal regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material re-spects with federal securities and other laws and regulations applicable thereto;

      (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading;

      (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a ma-terial fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provid-ed, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with infor-mation that was furnished or should have been furnished by the Acquired Fund for use therein; and

      (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to con-tinue its operations after the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will in-clude (i) the declaration and payment of customary dividends and other distri-butions and (ii) such changes as are contemplated by the Funds' normal opera-tions; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representa-tions and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the re-sulting portfolio will meet the Acquiring Fund's investment objective, poli-cies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records neces-sary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 24, 2001.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be is-sued hereunder are not being acquired for the purpose of making any distribu-tion thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concern-ing the beneficial ownership of the Acquired Fund shares.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Regis-tration Statement") in connection with the meeting of the Acquired Fund Share-holders to consider approval of this Agreement and the transactions contem-plated herein. The Acquiring Fund will file the Registration Statement, in-cluding the Proxy Statement, with the Commission. The Acquired Fund will pro-vide the Acquiring Fund with information reasonably necessary for the prepara-tion of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compli-ance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions con-templated herein; provided, however, that the Acquiring Fund may take such ac-tions it reasonably deems advisable after the Closing Date as circumstances change.

    5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, re-leases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in or-der to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

    5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

    5.12. The Acquiring Fund and the Acquired Fund shall each use its reason-able best efforts to fulfill or obtain the fulfillment of the conditions pre-cedent to effect the transactions contemplated by this Agreement as promptly as practicable.

    5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Sec-tion 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Ac-quiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher to render the tax opinion contemplated herein in section 8.5.

    5.14. At or immediately prior to the Closing, the Acquired Fund may de-clare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further con-ditions:

    6.1. All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any per-son (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or of-ficers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litiga-tion.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be af-fected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquiring Trust has been duly formed and is an existing busi-ness trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and le-gally binding obligation of the Acquiring Trust, on behalf of the Acquir-ing Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Trust,
  (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order; and (iii) all regula-tory consents, authorizations, approvals or filings required to be ob-tained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

    6.4. The Acquiring Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5. The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with ZSI, each in a form reasonably satisfactory to the Acquired Fund.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further condi-tions:

    7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be af-fected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any per-son (other than the Acquiring Fund, its adviser or any of their affiliates) against the

Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a state-ment of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquired Trust has been duly formed and is an existing busi-ness trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolven-cy, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Trust,
  (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regula-tory consents, authorizations, approvals or filings required to be ob-tained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

    7.5. The Acquired Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consum-mate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such ap-proval shall have been delivered to the Acquiring Fund. Notwithstanding any-thing herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contem-plated herein.

    8.3. All consents of other parties and all other consents, orders and per-mits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all mate-rial respects, of the transactions contemplated hereby shall have been ob-tained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threat-ened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substan-tially to the effect that, based upon certain facts, assumptions and represen-tations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the trans-action; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares re-ceived by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of repre-sentations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.   INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (in-cluding, without limitation, the payment of reasonable legal fees and reason-able costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect there-to) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agree-ment.

10.   FEES AND EXPENSES

    10.1. Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

    10.2. ZSI will bear all the expenses associated with the Reorganization, except that Class A shares of the Acquired Fund will bear $21,399, Class B shares of the Acquired Fund will bear $1,562, Class C shares of the Acquired Fund will bear $936, Class I shares of the Acquired Fund will bear $944 and the Acquiring Fund will bear all SEC registration fees (which are currently estimated to be $112,104). Any such expenses which are so borne by ZSI will be solely and directly related to the Reorganization within the meaning of Reve-nue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agree-ment or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in sections 9.1 and 9.2 shall survive the Closing.

12.   TERMINATION

    12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the par-ties, or (ii) by either party if the Closing shall not have occurred on or be-fore September 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and inten-tional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no lia-bility hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresenta-tion, as to each of which all remedies at law or in equity of the party ad-versely affected shall survive.

13.   AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Ac-quired Fund and any authorized officer of the Acquiring Fund; provided, howev-er, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further ap-proval.

14.   NOTICES

    Any notice, report, statement or demand required or permitted by any pro-visions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid regis-tered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603,
Attention: Joseph R. Fleming, Esq., or to the Acquiring Fund, Two Interna-tional Place, Boston, Massachusetts 02110-4103, with a copy to Dechert, Ten Post

Office Square -- South, Boston, Massachusetts 02109-4603, Attention: Joseph R. Fleming, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.   HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or inter-pretation of this Agreement.

    15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any per-son, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    15.4. References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachu-setts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as pro-vided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the de-livery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by autho-rized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liabil-ity on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warran-ties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trusts or the assets of any such series be held liable with re-spect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

    15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and at-tested by its Secretary or Assistant Secretary.

Attest:                                 SCUDDER PORTFOLIO TRUST on behalf of
                                        Scudder Income Fund




_______________________________________ _______________________________________
Secretary                               By:
                                        Its:


Attest:                                 KEMPER INCOME AND
                                        CAPITAL PRESERVATION FUND



_______________________________________
Secretary                               _______________________________________
                                        By:
                                        Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH
RESPECT TO PARAGRAPH 10.2 HERETO

ZURICH SCUDDER INVESTMENTS, INC.


_______________________________________
By:
Its:

                                                                      EXHIBIT B+

            MANAGEMENT'S DISCUSSION OF ACQUIRING FUND'S PERFORMANCE

Performance Update
--------------------------------------------------------------------------------
                                                                January 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

       Scudder Income Fund      LB Aggregate Bond Index*

            90    10000                  10000
            91    11140                  11161
            92    12658                  12615
            93    14033                  13999
            94    15840                  15278
            95    15053                  14925
            96    17690                  17453
            97    18215                  18021
            98    19938                  19956
            99    21143                  21565
            00    20591                  21163

              Yearly periods ended January 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                             Total Return
                               Growth of                                 Average
Period ended 1/31/2000          $10,000             Cumulative            Annual
--------------------------------------------------------------------------------
Scudder Income Fund
--------------------------------------------------------------------------------
1 year                         $   9,739              -2.61%            -2.61%
--------------------------------------------------------------------------------
5 year                         $  13,678              36.78%             6.46%
--------------------------------------------------------------------------------
10 year                        $  20,591             105.91%             7.49%
--------------------------------------------------------------------------------
LB Aggregate Bond Index*
--------------------------------------------------------------------------------
1 year                         $   9,814              -1.86%            -1.86%
--------------------------------------------------------------------------------
5 year                         $  14,180              41.80%             7.23%
--------------------------------------------------------------------------------
10 year                        $  21,163             111.63%             7.78%

* The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

** If the Adviser had not maintained the Fund's expenses, total returns would have been lower.

+ Class A, Class B and Class I Shares of Scudder Income Fund are newly created classes and therefore do not have a performance history. Class A, Class B and Class C shareholders of Kemper Income and Capital Preservation Fund should be aware that the performance discussion and data in Exhibit B have not been adjusted to reflect the impact of the sales charges and distribution fees borne by Class A, Class B and Class C shares of Scudder Income, which would reduce performance.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                January 31, 2000

In the following interview, portfolio manager Robert S. Cessine discusses Scudder Income Fund's strategy and the market environment in the twelve-month period ended January 31, 2000.

Q: The bond market experienced extremely poor performance over the past year. How did this play out in the various subsectors you follow, and what were some of the causes?

A: The fact that growth in both the United States and the overseas economies has come in well above expectations has put pressure on bond prices since early last year. Yields on long-term Treasuries began 1999 at slightly above 5%, reflecting the widely held expectation that growth would remain tame and that deflation, not inflation, would be the market's primary concern. As the year progressed, however, it became apparent that the global economy would in fact be much stronger than expected. Asia staged a sharp recovery, thereby removing one of the key factors that was supporting bond prices in 1998. Commodity prices have also staged a rebound, led by the surge in oil prices to nine-year highs in January 2000. On the domestic front, continued gains in the stock market helped fuel a 9% rise in holiday sales, and gross domestic product posted a strong 5.8% gain in the fourth quarter. Most important, the extreme tightness in the labor markets sparked concerns that a sharp increase in wage growth was inevitable. While actual evidence of inflation on the consumer level remains spotty, the consensus opinion among market participants is that the Fed will be forced to raise interest rates on multiple occasions in 2000. These factors have combined to create an extremely negative environment for bonds. The yield on the benchmark 30-year Treasury issue, which stood at 5.09% on January 29, 1999, rose to a peak of 6.75% by January 18, 2000. Five- and ten-year notes were hit especially hard in the latter half of the period.

Other sectors of the bond market held up relatively well in relation to Treasuries over the full year. Mortgage- and asset-backed securities both outperformed, as did government agency notes (such as those issued by Fannie Mae). Corporate issues performed poorly over the period, but outperformed Treasuries in the fourth quarter of 1999 as fears of a supply-demand imbalance associated with Y2K dissipated. The stronger performance of these sectors had a positive effect on fund performance. Our emphasis on diversifying the portfolio among a variety of corporates, asset-backeds, and agency notes helped mitigate the effects of a difficult interest rate environment.

Q: How has the fund performed in this environment?

A: For the twelve-month period ended January 31, 2000, the fund provided a return of -2.61%, which trailed the -1.86% return of its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index. However, the fund's return placed it in the top 25% of all domestic taxable bond funds, as calculated by Lipper Analytical Services. The fund has also outperformed its peer group over the five- and ten-year periods ended on the same date.

Q: The fund is heavily weighted in corporate bonds. How did you position the portfolio within that sector?

A: In the last report, which covered the six months ended July 31, we stated that we were raising our weighting in corporates. At that juncture, market participants were concerned that the approach of Y2K would bring about a glut of supply in the third quarter -- as corporations rushed to complete their financing needs ahead of year-end -- as well as a reduction in demand as investors shunned riskier assets in anticipation of possible disruptions associated with Y2K. Believing that these fears were overblown, we added to the portfolio's position in corporates in order to take advantage of their more attractive yields, and the fund was therefore positioned to benefit when the sector outperformed Treasuries over the latter part of the period. Even though yield spreads (the difference between the yield on corporates and the Treasury bond of equivalent maturity) have contracted, we believe that the sector remains attractive relative to historical levels. We currently hold 61% of assets in corporate bonds, including 17% of assets in high yield issues. The fund is currently approaching the maximum allocation it can hold in high yield bonds (20%), so this represents a relatively aggressive positioning. We feel that the combination of attractive valuations, continued strength in the domestic economy, and powerful corporate earnings growth should work to the benefit of high yield issues in the coming month.

Within the corporate sector, we continue to focus on bonds issued by companies with strong, reliable cash flows. The financial press generally focuses on the way a company's earnings report affects its stock price, but the strength and quality of earnings is also an important driver of corporate bond prices. As a result, we utilize intensive credit research in order to avoid companies whose bonds can "blow up" due to disappointing earnings. The fund has also been well-positioned to benefit from the rally in the media and telecom sectors. In addition, our position in the energy sector was boosted by the sharp rise in oil prices. Looking ahead, we are confident that the fund's diversified mix of high-quality bonds in a variety of industries -- including utilities, financials, retailers, and auto manufacturers -- will help the fund produce steady performance over time.

Q: What was your strategy with respect to duration and credit quality?

A: When we last spoke six months ago, we mentioned that we were reducing the fund's duration to a neutral level with respect to its benchmark. We accomplished this by moving out of bonds with the longest maturities (20-30 years) and investing in intermediate-term bonds, which we believed were more attractive given the flattening of the yield curve. Although intermediate-term bonds suffered a sell-off in the latter part of January, this decision had a positive effect on performance in the negative interest rate environment of the last six months.

As of January 31, the average credit quality of the fund's holdings stood at A1, which was down slightly from the end of July. We achieved this rating by employing a "barbell" approach, whereby we balanced the fund's increased weighting in high-yield issues (which carry ratings of BB or below) with an increased weighting in bonds A rated. The impetus for this strategy has been our belief that high-quality investment grade bonds and high-yield issues offer better value than bonds that lie in between the two (such as those rated BBB).

Q: What is your outlook for the year ahead?

A: We believe that the bond market will remain unsettled well into 2000. Economic reports should continue to have a significant impact on short-term market movements as investors search for signs of incipient inflation. Until there is a clearer indication that the Fed will be able to move away from its current bias toward higher rates, we expect bond market performance to remain volatile. As a result, we intend to maintain a neutral duration strategy until the interest rate outlook stabilizes. In doing so, we intend to position the portfolio to ride out the effects of further bond market volatility, while at the same time providing the portfolio with the flexibility to increase the fund's interest rate exposure once it becomes apparent that the Fed is finished raising rates. Until that time, the fund's positioning should help mitigate the effects of bond market volatility. We have increased the level of liquidity and diversification in the portfolio, and are confident that the fund's mix of corporate bonds, government issues, and mortgage-backed securities will provide strong risk-adjusted returns going forward.

                                  APPENDIX 1

                       Trustee and Nominee Shareholdings

    Many of the nominees and Trustees own shares of the Fund and of other funds in the Kemper Family of Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in the Fund as of December 31, 2000. In addition, the last column in the table represents the aggregate dollar value of all shareholdings as of December 31, 2000 of each Trustee or nominee in all funds in the Kemper Family of Funds for which such person is a board member or nominee. The information as to beneficial owner-ship is based on statements furnished to the Fund by each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and in-vestment power. Each nominee's and Trustee's individual shareholdings of each class of the Fund constitute less than 1% of the outstanding shares of such class. As a group, the Trustees and officers own less than 1% of the shares of each class of the Fund. All ownership is of Class A shares of the Fund.

                                                        Aggregate Dollar Value
                                                          of Holdings in the
                                                        Kemper family of Funds
                                                                 For
                                    Kemper Income and   Which Each Person is a
                                   Capital Preservation    Board Member or
                                           Fund                Nominee
                                   -------------------- ----------------------
   John W. Ballantine.............           0              $   75,486.13
   Lewis A. Burnham...............           0              $1,340,184.39
   Mark S. Casady.................           0              $   50,562.09
   Linda C. Coughlin..............           0              $   59,963.12
   Donald L. Dunaway..............           0              $1,553,693.30
   James R. Edgar.................           0                          0
   William F. Glavin..............           0                          0
   Robert B. Hoffman..............         563              $1,357,197.94
   Donald R. Jones................           0              $  618,763.72
   Shirley D. Peterson............           0              $  211,323.08
   Fred B. Renwick................           0              $   16,183.12
   William P. Sommers.............           0              $  481,266.32
   John G. Weithers...............           0              $  153,882.29
   All Trustees and Officers as a
     Group........................         563                        N/A

                                  APPENDIX 2

                       Beneficial Owners of Fund Shares

KEMPER INCOME AND CAPITAL PRESERVATION FUND

    As of December 31, 2000, 2,315,132 shares in the aggregate, or 6.02% of the outstanding shares of Kemper Income and Capital Preservation Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Lloyd and Margaret Thomas, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 867,920 shares in the aggregate, or 9.20% of the outstanding shares of Kemper Income and Capital Preservation Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Albert Muth, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,103,041 shares in the aggregate, or 11.69% of the outstanding shares of Kemper Income and Capital Preservation, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 740,903 shares in the aggregate, or 7.85% of the outstanding shares of Kemper Income and Capital Preservation Fund, Class B were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 596,619 shares in the aggregate, or 6.32% of the outstanding shares of Kemper Income and Capital Preservation Fund, Class B were held in the name of BHC Securities, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 364,427 shares in the aggregate, or 14.91% of the outstanding shares of Kemper Income and Capital Preservation Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 201,334 shares in the aggregate, or 8.24% of the outstanding shares of Kemper Income and Capital Preservation Fund, Class C were held in the name of Pipper Jaffray, Inc., for the benefit of Leroy Mueller, P.O. Box 28, Minneapolis, MN 55402 who may be deemed to be the bene-ficial owner of certain of these shares.

    As of December 31, 2000, 415,484 shares in the aggregate, or 44.18% of the outstanding shares of Kemper Income and Capital Preservation Fund, Class I were held in the name of Scudder Trust Company, for the benefit of Zurich Scudder Investments, Inc., 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 510,079 shares in the aggregate, or 54.23% of the outstanding shares of Kemper Income and Capital Preservation Fund, Class I were held in the name of Zurich Scudder Investments, Inc. Profit Sharing Plan, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER INCOME FUND

    As of December 31, 2000, 6,043,674 shares in the aggregate, or 10.73% of the outstanding shares of Scudder Income Fund, Class S were held in the name of State Street Bank & Trust Co., Custodian for Scudder Pathway Series: Bal-anced Portfolio, One Heritage Dr, Quincy, MA 02171 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 3,373,501 shares in the aggregate, or 5.99% of the outstanding shares of Scudder Income Fund, Class S were held in the name of State Street Bank & Trust Co., Custodian for Scudder Pathway Series: Con-servative Portfolio, One Heritage Dr., Quincy, MA 02171 who may be deemed to be the beneficial owner of certain of these shares.

     This Proxy Statement is accompanied by Scudder Income Fund's prospectus dated March 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on March 5, 2001 (File No. 811-00042) and is incorporated by reference herein.

     Kemper Income and Capital Preservation Fund's prospectus dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001 (File No. 811-02305), is incorporated by reference herein.

     Scudder Income Fund's statement of additional information dated March 1, 2001, as revised March 14, 2001, which was previously filed with the Commission via EDGAR on March 14, 2001 (File No. 811-00042), is incorporated by reference herein.

                                     PART B

                            SCUDDER PORTFOLIO TRUST

              --------------------------------------------------

                      Statement of Additional Information
                                 March 6, 2001

              --------------------------------------------------

Acquisition of the Assets of                    By and in Exchange for Shares of
Kemper Income and Capital Preservation Fund,    Scudder Income Fund, a series of
a series of                                     Scudder Portfolio Trust
Kemper Income and Capital Preservation Fund     (the "Acquiring Trust")
222 South Riverside Plaza                       Two International Place
Chicago, IL 60606                               Boston, MA 02110-4103


     This Statement of Additional Information is available to the shareholders of Kemper Income and Capital Preservation Fund in connection with a proposed transaction whereby Scudder Income Fund will acquire all or substantially all of the assets and all of the liabilities of Kemper Income and Capital Preservation Fund in exchange for shares of the Scudder Income Fund (the "Reorganization").

     This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Scudder Income Fund's statement of additional information relating to Class A, Class B, Class C and Class I shares dated March 1, 2001, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on March 5, 2001 (File No. 811-00042) and is incorporated by reference herein.

2. Scudder Income Fund's annual report to shareholders for the fiscal year ended January 31, 2000, which was previously filed with the Commission via EDGAR on March 29, 2000 (File No. 811-00042) and is incorporated by reference herein.

3. Scudder Income Fund's semiannual report to shareholders for the period ended July 31, 2000, which was previously filed with the Commission via EDGAR on October 4, 2000 (File No. 811-00042) and is incorporated by reference herein.

4. Kemper Income and Capital Preservation Fund's prospectus dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001 (File No. 811-02305) and is incorporated by reference herein.

5. Kemper Income and Capital Preservation Fund's statement of additional information dated January 1, 2001, which was previously filed with the Commission via EDGAR on January 10, 2001 (File No. 811-02305) and is incorporated by reference herein.

6. Kemper Income and Capital Preservation Fund's annual report to shareholders for the fiscal year ended October 31, 2000, which was previously filed with the Commission via EDGAR on December 28, 2000 (File No. 811-02305) and is incorporated by reference herein.

7. The financial statements and schedules of Scudder Income Fund and Kemper Income and Capital Preservation Fund required by Regulation S-X for the periods specified in Article 3 thereof, which are filed herein.

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 6, 2001 relating to the Reorganization may be obtained by writing Scudder Income Fund at Two International Place, Boston, Massachusetts 02110-4103 or by calling Scudder Investor Services, Inc. at 1-800-728-3337. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                                                                                                             Scudder       Scudder
Pro Forma                                                                                                    Income       Corp Bond
Portfolio of Investments                                                                                    Par/Share     Par/Share
as of September 30, 2000 (Unaudited)                                                                          Amount        Amount
                                                                                                            ------------------------

REPURCHASE AGREEMENTS (3.0%)
----------------------------
       Repurchase Agreement with State Street                                                                 34,232,000  2,668,000
       Bank, 6.48%, 10/02/2000

Total Repurchase Agreements (Cost of $34,232,000, $2,668,000,$381,000, and
$37,281,000 respectively)



SHORT TERM INVESTMENTS (3.0%)
-----------------------------

       Sara Lee Corp,6.51%,10/20/2000
       Ford Motor Credit Co.,6.49%,10/10/2000
       BellSouth Telecommunications, 6.48%,10/04/2000
       Coca-Cola Co., 6.45%,10/06/2000
       FCar Owner Trust, 6.49%,10/05/2000
       Ford Motor Credit Co., 6.49%, 10/12/2000
       General Electric Capital Corp., 6.48%, 10/11/2000
       General Motors Acceptance Corp., 6.46%,10/03/2000
       Merrill Lynch & Co., 6.49%, 10/02/2000

Total Short Term Investments (Cost of $0, $0,$36,960,078, and $36,960,078 respectively)




U.S. Treasury Obligations (18.6%)
-------------------------------
       U.S. Treasury Bond, 6.125%, 08/15/2029                                                                 47,170,000  2,350,000
       U.S. Treasury Bond, 6.25%, 05/15/2030                                                                  20,825,000  1,010,000
       U.S. Treasury Bond, 6.50%, 02/15/2010
       U.S. Treasury Note, 6.75%, 05/15/2005                                                                  57,265,000  1,100,000
       U.S. Treasury Note, 5.75%, 08/15/2010                                                                  13,500,000  1,320,000
       U.S. Treasury Note, 6.125%, 08/31/2002                                                                  6,400,000    325,000

Total U.S. Treasury Obligations (Cost of $147,412,175 , $6,074,163, $76,247,691,
and $229,734,029 respectively)



U.S. Government Agency Pass-thrus (17.0%)
-----------------------------------------
       Federal National Mortgage Association,7.0%, 07/01/2030                                                 16,250,000    750,000
       Federal National Mortgage Association,6.50% with various maturities to 09/01/2029                      46,564,000  2,300,000
       Federal National Mortgage Association,7.0%, with various maturities to 09/01/2030                      35,702,855
       Federal National Mortgage Association,7.0%, 08/01/2030                                                               800,000
       Federal National Mortgage Association,7.0%, 03/01/2015                                                  8,299,173    399,961
       Federal National Mortgage Association,7.50% with various maturitites to 01/01/2029                     24,750,000  1,200,000
       Federal National Mortgage Association, 8.0% with various maturities to 01/01/2030                      14,580,495    699,519

Total U.S. Government Agency Pass-thrus (Cost of $143,678,283, $6,016,025,
$63,362,409, and $213,056,717 respectively)


Government National Mortagage Assocation (5.2%)
-----------------------------------------------
       Government National Mortgage Association Pass-thru,6.50%,06/15/2028                                     6,567,456    326,198
       Government National Mortgage Association Pass-thru,7.0%, with various maturities 06/15/2029            10,662,955  1,398,860
       Government National Mortgage Association Pass-thru 6.50% with various maturities to 12/01/2028          6,506,881
       Government National Mortgage Association Pass-thru 6.50% with various maturities to 04/15/2029                       301,477
       Government National Mortgage Association Pass-thru 8.00% with various maturities to 12/01/2029         12,474,377    599,971

Total Government National Mortage Assocation (Cost of $35,924,777, $2,587,522,
$27,033,082, and $65,545,381 respectively)


Collateralized Mortgage Obligations (1.2%)
------------------------------------------
       Residential Accredit Loans,Inc.,Series 1997-a7,7.25%,11/25/2027                                        15,804,350

Total Collateralized Mortgage Obligations (Cost of $16,069,002, $0,$0, and $16,069,002 respectively)



Long-term Municipal Investments (1.0%)
--------------------------------------
       Riverside Loan Trust I, 8.484%, 07/16/2008                                                             15,000,000
Total Long Term Investments (Cost of $15,000,000, $0,$0, and $15,000,000 respectively)

                                                                                                          Kemper          Pro Forma
Pro Forma                                                                                            Income & Cap Pres.   Combined
Portfolio of Investments                                                                                Par/Share         Par/Share
as of September 30, 2000 (Unaudited)                                                                      Amount            Amount
                                                                                                      ------------------------------

REPURCHASE AGREEMENTS (3.0%)
----------------------------

       Repurchase Agreement with State Street                                                               381,000      37,281,000
       Bank, 6.48%, 10/02/2000

Total Repurchase Agreements (Cost of $34,232,000, $2,668,000,$381,000, and
$37,281,000 respectively)



SHORT TERM INVESTMENTS (3.0%)
-----------------------------

       Sara Lee Corp,6.51%,10/20/2000                                                                     4,000,000       4,000,000
       Ford Motor Credit Co.,6.49%,10/10/2000                                                             2,000,000       2,000,000
       BellSouth Telecommunications, 6.48%,10/04/2000                                                     3,000,000       3,000,000
       Coca-Cola Co., 6.45%,10/06/2000                                                                    5,000,000       5,000,000
       FCar Owner Trust, 6.49%,10/05/2000                                                                 5,000,000       5,000,000
       Ford Motor Credit Co., 6.49%, 10/12/2000                                                           1,000,000       1,000,000
       General Electric Capital Corp., 6.48%, 10/11/2000                                                  4,500,000       4,500,000
       General Motors Acceptance Corp., 6.46%,10/03/2000                                                  5,000,000       5,000,000
       Merrill Lynch & Co., 6.49%, 10/02/2000                                                             7,500,000       7,500,000

Total Short Term Investments (Cost of $0, $0,$36,960,078, and $36,960,078 respectively)


U.S. Treasury Obligations (18.6%)
-------------------------------
       U.S. Treasury Bond, 6.125%, 08/15/2029                                                            27,755,000      77,275,000
       U.S. Treasury Bond, 6.25%, 05/15/2030                                                              9,250,000      31,085,000
       U.S. Treasury Bond, 6.50%, 02/15/2010                                                              9,155,000       9,155,000
       U.S. Treasury Note, 6.75%, 05/15/2005                                                             21,725,000      80,090,000
       U.S. Treasury Note, 5.75%, 08/15/2010                                                              5,200,000      20,020,000
       U.S. Treasury Note, 6.125%, 08/31/2002                                                             3,000,000       9,725,000

Total U.S. Treasury Obligations (Cost of $147,412,175 , $6,074,163, $76,247,691,
and $229,734,029 respectively)

U.S. Government Agency Pass-thrus (17.0%)
-----------------------------------------
       Federal National Mortgage Association,7.0%, 07/01/2030                                             8,200,000      25,200,000
       Federal National Mortgage Association,6.50% with various maturities to 09/01/2029                 24,000,000      72,864,001
       Federal National Mortgage Association,7.0%, with various maturities to 09/01/2030                  8,550,000      44,252,855
       Federal National Mortgage Association,7.0%, 08/01/2030                                                               800,000
       Federal National Mortgage Association,7.0%, 03/01/2015                                             4,224,580      12,923,714
       Federal National Mortgage Association,7.50% with various maturitites to 01/01/2029                12,475,000      38,425,000
       Federal National Mortgage Association, 8.0% with various maturities to 01/01/2030                  7,309,855      22,589,869

Total U.S. Government Agency Pass-thrus (Cost of $143,678,283, $6,016,025,
$63,362,409, and $213,056,717 respectively)


Government National Mortagage Assocation (5.2%)
-----------------------------------------------
       Government National Mortgage Association Pass-thru,6.50%,06/15/2028                                3,305,475      10,199,129
       Government National Mortgage Association Pass-thru,7.0%, with various maturities 06/15/2029       14,500,000      26,561,815
       Government National Mortgage Association Pass-thru 6.50% with various maturities to 12/01/2028     3,291,126       9,798,007
       Government National Mortgage Association Pass-thru 6.50% with various maturities to 04/15/2029                       301,477
       Government National Mortgage Association Pass-thru 8.00% with various maturities to 12/01/2029     6,324,684      19,399,032

Total Government National Mortage Assocation (Cost of $35,924,777, $2,587,522,
$27,033,082, and $65,545,381 respectively)


Collateralized Mortgage Obligations (1.2%)
------------------------------------------
       Residential Accredit Loans,Inc.,Series 1997-a7,7.25%,11/25/2027                                                   15,804,350
Total Collateralized Mortgage Obligations (Cost of $16,069,002, $0,$0, and $16,069,002 respectively)



Long-term Municipal Investments (1.0%)
--------------------------------------
       Riverside Loan Trust I, 8.484%, 07/16/2008                                                                        15,000,000

Total Long Term Investments (Cost of $15,000,000, $0,$0, and $15,000,000 respectively)

                                                                                                            Scudder        Scudder
Pro Forma                                                                                                   Income        Corp Bond
Portfolio of Investments                                                                                    Market          Market
as of September 30, 2000 (Unaudited)                                                                        Value($)       Value($)
                                                                                                         ---------------------------

REPURCHASE AGREEMENTS (3.0%)
----------------------------

       Repurchase Agreement with State Street                                                            34,232,000       2,668,000
       Bank, 6.48%, 10/02/2000
                                                                                                        ----------------------------
Total Repurchase Agreements (Cost of $34,232,000, $2,668,000,$381,000, and
$37,281,000 respectively)                                                                                34,232,000       2,668,000
                                                                                                        ============================

SHORT TERM INVESTMENTS (3.0%)
-----------------------------

       Sara Lee Corp,6.51%,10/20/2000
       Ford Motor Credit Co.,6.49%,10/10/2000
       BellSouth Telecommunications, 6.48%,10/04/2000
       Coca-Cola Co., 6.45%,10/06/2000
       FCar Owner Trust, 6.49%,10/05/2000
       Ford Motor Credit Co., 6.49%, 10/12/2000
       General Electric Capital Corp., 6.48%, 10/11/2000
       General Motors Acceptance Corp., 6.46%,10/03/2000
       Merrill Lynch & Co., 6.49%, 10/02/2000
                                                                                                        ----------------------------
Total Short Term Investments (Cost of $0, $0,$36,960,078, and $36,960,078 respectively)
                                                                                                        ============================

U.S. Treasury Obligations (18.6%)
-------------------------------
       U.S. Treasury Bond, 6.125%, 08/15/2029                                                            48,179,909       2,400,313
       U.S. Treasury Bond, 6.25%, 05/15/2030                                                             21,885,825       1,061,449
       U.S. Treasury Bond, 6.50%, 02/15/2010
       U.S. Treasury Note, 6.75%, 05/15/2005                                                             59,323,104       1,139,534
       U.S. Treasury Note, 5.75%, 08/15/2010                                                             13,445,190       1,314,640
       U.S. Treasury Note, 6.125%, 08/31/2002                                                             6,409,024         325,458
                                                                                                        ----------------------------
Total U.S. Treasury Obligations (Cost of $147,412,175 , $6,074,163, $76,247,691,
and $229,734,029 respectively)                                                                          149,243,052       6,241,394
                                                                                                        ============================

U.S. Government Agency Pass-thrus (17.0%)
-----------------------------------------
       Federal National Mortgage Association,7.0%, 07/01/2030                                            16,524,138         762,652
       Federal National Mortgage Association,6.50% with various maturities to 09/01/2029                 44,694,167       2,207,641
       Federal National Mortgage Association,7.0%, with various maturities to 09/01/2030                 34,972,064
       Federal National Mortgage Association,7.0%, 08/01/2030                                                               783,625
       Federal National Mortgage Association,7.0%, 03/01/2015                                            8,253,787          397,773
       Federal National Mortgage Association,7.50% with various maturitites to 01/01/2029                24,775,781       1,201,250
       Federal National Mortgage Association, 8.0% with various maturities to 01/01/2030                 14,810,770         710,576
                                                                                                        ----------------------------
Total U.S. Government Agency Pass-thrus (Cost of $143,678,283, $6,016,025,
$63,362,409, and $213,056,717 respectively)                                                             144,030,707       6,063,517
                                                                                                        ============================

Government National Mortagage Assocation (5.2%)
-----------------------------------------------
       Government National Mortgage Association Pass-thru,6.50%,06/15/2028                                6,329,386         314,373
       Government National Mortgage Association Pass-thru,7.0%, with various maturities 06/15/2029       10,503,811       1,378,229
       Government National Mortgage Association Pass-thru 6.50% with various maturities to 12/01/2028     6,266,940
       Government National Mortgage Association Pass-thru 6.50% with various maturities to 04/15/2029                       290,359
       Government National Mortgage Association Pass-thru 8.00% with various maturities to 12/01/2029    12,696,577         610,658
                                                                                                        ----------------------------
Total Government National Mortage Assocation (Cost of $35,924,777, $2,587,522,
$27,033,082, and $65,545,381 respectively)                                                               35,796,714       2,593,619
                                                                                                        ============================

Collateralized Mortgage Obligations (1.2%)
------------------------------------------
       Residential Accredit Loans,Inc.,Series 1997-a7,7.25%,11/25/2027                                   15,364,673
                                                                                                        ----------------------------
Total Collateralized Mortgage Obligations (Cost of $16,069,002, $0,$0, and $16,069,002 respectively)     15,364,673
                                                                                                        ============================




Long-term Municipal Investments (1.0%)
--------------------------------------
       Riverside Loan Trust I, 8.484%, 07/16/2008                                                        12,308,730
                                                                                                        ----------------------------
Total Long Term Investments (Cost of $15,000,000, $0,$0, and $15,000,000 respectively)                   12,308,730
                                                                                                        ============================

                                                                                                         Kemper          Pro Forma
Pro Forma                                                                                            Income & Cap Pres   Combined
Portfolio of Investments                                                                                 Market           Market
as of September 30, 2000 (Unaudited)                                                                     Value($)         Value($)
                                                                                                       -----------------------------

REPURCHASE AGREEMENTS (3.0%)
----------------------------

       Repurchase Agreement with State Street                                                                381,000      37,281,000
       Bank, 6.48%, 10/02/2000

                                                                                                       -----------------------------
Total Repurchase Agreements (Cost of $34,232,000, $2,668,000,$381,000, and
$37,281,000 respectively)                                                                                    381,000      37,281,000
                                                                                                       =============================

SHORT TERM INVESTMENTS (3.0%)
-----------------------------

       Sara Lee Corp,6.51%,10/20/2000                                                                      3,986,256       3,986,256
       Ford Motor Credit Co.,6.49%,10/10/2000                                                              1,996,755       1,996,755
       BellSouth Telecommunications, 6.48%,10/04/2000                                                      2,998,380       2,998,380
       Coca-Cola Co., 6.45%,10/06/2000                                                                     4,995,520       4,995,520
       FCar Owner Trust, 6.49%,10/05/2000                                                                  4,996,394       4,996,394
       Ford Motor Credit Co., 6.49%, 10/12/2000                                                              998,016         998,016
       General Electric Capital Corp., 6.48%, 10/11/2000                                                   4,491,900       4,491,900
       General Motors Acceptance Corp., 6.46%,10/03/2000                                                   4,998,205       4,998,205
       Merrill Lynch & Co., 6.49%, 10/02/2000                                                              7,498,647       7,498,647
                                                                                                       -----------------------------
Total Short Term Investments (Cost of $0, $0,$36,960,078, and $36,960,078 respectively)                   36,960,073      36,960,073
                                                                                                       =============================

U.S. Treasury Obligations (18.6%)
-------------------------------
       U.S. Treasury Bond, 6.125%, 08/15/2029                                                             28,349,234      78,929,456
       U.S. Treasury Bond, 6.25%, 05/15/2030                                                               9,721,195      32,668,469
       U.S. Treasury Bond, 6.50%, 02/15/2010                                                               9,539,784       9,539,784
       U.S. Treasury Note, 6.75%, 05/15/2005                                                              22,505,796      82,968,434
       U.S. Treasury Note, 5.75%, 08/15/2010                                                               5,178,888      19,938,718
       U.S. Treasury Note, 6.125%, 08/31/2002                                                              3,004,230       9,738,712
                                                                                                       -----------------------------
Total U.S. Treasury Obligations (Cost of $147,412,175 , $6,074,163, $76,247,691,
and $229,734,029 respectively)                                                                            78,299,127     233,783,573
                                                                                                       =============================

U.S. Government Agency Pass-thrus (17.0%)
-----------------------------------------
       Federal National Mortgage Association,7.0%, 07/01/2030                                              8,338,334      25,625,124
       Federal National Mortgage Association,6.50% with various maturities to 09/01/2029                  23,036,251      69,938,059
       Federal National Mortgage Association,7.0%, with various maturities to 09/01/2030                   8,374,992      43,347,056
       Federal National Mortgage Association,7.0%, 08/01/2030                                                                783,625
       Federal National Mortgage Association,7.0%, 03/01/2015                                              4,201,476      12,853,036
       Federal National Mortgage Association,7.50% with various maturitites to 01/01/2029                 12,488,156      38,465,187
       Federal National Mortgage Association, 8.0% with various maturities to 01/01/2030                   7,425,601      22,946,947
                                                                                                       -----------------------------
Total U.S. Government Agency Pass-thrus (Cost of $143,678,283, $6,016,025,
$63,362,409, and $213,056,717 respectively)                                                               63,864,810    213,959,034
                                                                                                       =============================

Government National Mortagage Assocation (5.2%)
-----------------------------------------------
       Government National Mortgage Association Pass-thru,6.50%,06/15/2028                                  3,185,651      9,829,410
       Government National Mortgage Association Pass-thru,7.0%, with various maturities 06/15/2029         14,287,139     26,169,179
       Government National Mortgage Association Pass-thru 6.50% with various maturities to 12/01/2028       3,169,765      9,436,705
       Government National Mortgage Association Pass-thru 6.50% with various maturities to 04/15/2029                        290,359
       Government National Mortgage Association Pass-thru 8.00% with various maturities to 12/01/2029       6,437,342     19,744,577
                                                                                                       -----------------------------
Total Government National Mortage Assocation (Cost of $35,924,777, $2,587,522,
$27,033,082, and $65,545,381 respectively)                                                                 27,079,897     65,470,230
                                                                                                       =============================

Collateralized Mortgage Obligations (1.2%)
------------------------------------------
       Residential Accredit Loans,Inc.,Series 1997-a7,7.25%,11/25/2027                                                    15,364,673
                                                                                                       -----------------------------
Total Collateralized Mortgage Obligations (Cost of $16,069,002, $0,$0, and $16,069,002 respectively)                      15,364,673
                                                                                                       =============================


Long-term Municipal Investments (1.0%)
--------------------------------------
       Riverside Loan Trust I, 8.484%, 07/16/2008                                                                         12,308,730
                                                                                                       -----------------------------
Total Long Term Investments (Cost of $15,000,000, $0,$0, and $15,000,000 respectively)                                    12,308,730
                                                                                                       =============================


                                                                                                            Scudder         Scudder
Pro Forma                                                                                                    Income        Corp Bond
Portfolio of Investments                                                                                    Par/Share      Par/Share
as of September 30, 2000 (Unaudited)                                                                         Amount          Amount
                                                                                                           -------------------------

Foreign Bonds-U.S.$Denominated (2.6%)
-------------------------------------

                                             Den Danske Bank,6.375%,06/15/2008
                                             Province of Quebec, 8.625%,01/19/2005
                                             Repsol International Finance, 7.45%,07/15/2005                     8,600,000    400,000
                                             PacifiCorp Australia LLC,6.15%,01/15/2008                         11,000,000  1,000,000
Total Foreign Bonds-U.S.$Denominated (Cost of
 $19,554,738, $1,398,342,$13,413,749, and $34,366,829 respectively)


Asset Backed (1.9%)
-------------------------------
        AUTOMOBILE RECEIVABLES               Daimler Chrysler Auto Trust 2000-C,6.82%,09/06/2004                4,975,000    250,000
                                             First Security Auto Owner Trust,Series 1999-2 A3,6.00%,10/15/2003  8,585,879    476,993


       CREDIT CARD RECEIVABLES               Citibank Credit Card Issuance Trust 2000-A1, 6.90%,10/17/2007      4,350,000    225,000


             HOME EQUITY LOANS               First Plus Residential Trust Series 1998A, 8.50%,05/15/2023        1,361,524


MANUFACTURED HOUSING RECEIVABLES Green Tree Financial Corp. Series 1997-2 B2, 8.05%,06/15/2028                    483,449
Total Asset Backed (Cost of $19,744,706,
 $951,841,$4,698,524, and $25,395,071 respectively)


Corporate Bonds (46.5%)
-------------------------------
                COMMUNICATIONS               Deutsch Telekom Int Fin, 7.75%,06/15/2005                          7,550,000    375,000
                                             Level 3 Communications Inc., 9.125%, 05/01/2008                    2,000,000    250,000
                                             Nextel Communications, 9.375%, 11/15/2009                          5,650,000    250,000
                                             Qwest Communications International, 7.50%, 11/01/2008              8,300,000    400,000
                                             Sprint Capital Corp., 6.125%, 11/15/2008                           8,575,000    425,000
                                             Vodafone Airtouch PLC, 6.25%, 02/15/2010                           8,300,000    400,000


        CONSUMER DISCRETIONARY               MGM Grand Inc.,9.75%, 06/01/2007                                     800,000    175,000
                                             MGM Grand Inc.,9.75%, 06/01/2007                                   2,900,000
                                             Park Place Entertainment, Inc., 11/15/2006                         2,450,000    100,000
                                             Tricon Global Restaurants, 7.65%, 05/15/2008                       5,600,000    450,000


              CONSUMER STAPLES               Bass North America Inc., 6.625%, 03/01/2003                       11,000,000    500,000
                                             The Great Atlantic & Pacific Tea Co.,Inc.,7.70%,01/15/2004         3,000,000  1,000,000
                                             Safeway Inc., 7.25%, 09/15/2004                                    8,600,000    375,000


                      DURABLES               Daimler-Chrysler NA Holdings, 7.375%,09/15/2006                    4,150,000    200,000


                        ENERGY               Barrett Resources Corp.,7.55%, 02/01/2007                          8,200,000    300,000
                                             Conoco, Inc., 6.35%,04/15/2009                                     8,550,000    425,000
                                             Louis Dreyfus Natural Gas Corp., 6.875%, 12/01/2007                2,500,000    500,000
                                             Petroleum Geo-Services, 7.50%, 03/31/2007                          7,700,000    400,000
                                             Phillips Petroleum Co., 8.75%, 05/25/2010                          8,600,000    425,000
                                             Pioneer Natural Resources, 9.625%, 04/01/2010                      8,825,000    400,000
                                             Texas Eastern Transmission Corp., 10.0%, 08/15/2001                7,500,000    500,000
                                             Williams Gas Pipeline Center, 7.375, 11/15/2006                    4,175,000    150,000


                     FINANCIAL               ABN AMRO, 8.25%, 08/01/2009
                                             Bank of America Corp.,7.80%,02/15/2010                             8,600,000    425,000
                                             Bank United Capital Trust, 10.25%, 12/31/2026                      4,250,000
                                             Bank United Capital Trust, Series B, 10.25%, 12/31/2026                         250,000
                                             Bell Atlantic Financial Services, 7.60%, 03/15/2007                1,400,000    300,000
                                             Bell Atlantic Financial Services, 7.60%, 03/15/2007                5,000,000
                                             Chase Manhattan Corp.,5.75% ,04/15/2004                            8,300,000    400,000
                                             Crestar Financial Corp.,8.75%, 11/15/2004
                                             Firststar Bank, 7.125%,12/01/2009                                  1,100,000    200,000
                                             Firststar Bank, 7.125%,12/01/2009                                  4,900,000
                                             FleetBoston Financial Corp. Series 2000-C, 7.25%, 09/15/2005       7,275,000    350,000
                                             GS Escrow Corp., 7.00%, 08/01/2003                                 9,000,000

                                                                                                        Kemper            Pro Forma
Pro Forma                                                                                          Income & Cap Pres.     Combined
Portfolio of Investments                                                                               Par/Share          Par/Share
as of September 30, 2000 (Unaudited)                                                                    Amount              Amount
                                                                                                      -----------------------------

Foreign Bonds-U.S.$Denominated (2.6%)
-------------------------------------
                                  Den Danske Bank,6.375%,06/15/2008                                     4,125,000         4,125,000
                                  Province of Quebec, 8.625%,01/19/2005                                 4,500,000         4,500,000
                                  Repsol International Finance, 7.45%,07/15/2005                        4,350,000        13,350,000
                                  PacifiCorp Australia LLC,6.15%,01/15/2008                                              12,000,000
Total Foreign Bonds-U.S.$Denominated (Cost of
 $19,554,738, $1,398,342,$13,413,749, and $34,366,829 respectively)


Asset Backed (1.9%)
-------------------------------
        AUTOMOBILE RECEIVABLES    Daimler Chrysler Auto Trust 2000-C,6.82%,09/06/2004                   2,525,000         7,750,000
                                  First Security Auto Owner Trust,Series 1999-2 A3,6.00%,10/15/2003                       9,062,872


       CREDIT CARD RECEIVABLES    Citibank Credit Card Issuance Trust 2000-A1, 6.90%,10/17/2007         2,175,000         6,750,000


             HOME EQUITY LOANS    First Plus Residential Trust Series 1998A, 8.50%,05/15/2023                             1,361,524


Green Tree Financial Corp. Series 1997-2 B2, 8.05%,06/15/2028          MANUFACTURED HOUSING RECEIVABLES                     483,449
Total Asset Backed (Cost of $19,744,706,
 $951,841,$4,698,524, and $25,395,071 respectively)


Corporate Bonds (46.5%)
-------------------------------
                COMMUNICATIONS    Deutsch Telekom Int Fin, 7.75%,06/15/2005                             3,725,000        11,650,000
                                  Level 3 Communications Inc., 9.125%, 05/01/2008                                         2,250,000
                                  Nextel Communications, 9.375%, 11/15/2009                             3,000,000         8,900,000
                                  Qwest Communications International, 7.50%, 11/01/2008                 4,100,000        12,800,000
                                  Sprint Capital Corp., 6.125%, 11/15/2008                              4,250,000        13,250,000
                                  Vodafone Airtouch PLC, 6.25%, 02/15/2010                              4,100,000        12,800,000


        CONSUMER DISCRETIONARY    MGM Grand Inc.,9.75%, 06/01/2007                                      1,850,000         2,825,000
                                  MGM Grand Inc.,9.75%, 06/01/2007                                                        2,900,000
                                  Park Place Entertainment, Inc., 11/15/2006                            1,200,000         3,750,000
                                  Tricon Global Restaurants, 7.65%, 05/15/2008                          2,900,000         8,950,000


              CONSUMER STAPLES    Bass North America Inc., 6.625%, 03/01/2003                           1,800,000        13,300,000
                                  The Great Atlantic & Pacific Tea Co.,Inc.,7.70%,01/15/2004                              4,000,000
                                  Safeway Inc., 7.25%, 09/15/2004                                       4,500,000        13,475,000


                      DURABLES    Daimler-Chrysler NA Holdings, 7.375%,09/15/2006                       2,050,000         6,400,000


                        ENERGY    Barrett Resources Corp.,7.55%, 02/01/2007                                               8,500,000
                                  Conoco, Inc., 6.35%,04/15/2009                                        4,275,000        13,250,000
                                  Louis Dreyfus Natural Gas Corp., 6.875%, 12/01/2007                                     3,000,000
                                  Petroleum Geo-Services, 7.50%, 03/31/2007                             4,100,000        12,200,000
                                  Phillips Petroleum Co., 8.75%, 05/25/2010                             4,275,000        13,300,000
                                  Pioneer Natural Resources, 9.625%, 04/01/2010                         4,650,000        13,875,000
                                  Texas Eastern Transmission Corp., 10.0%, 08/15/2001                                     8,000,000
                                  Williams Gas Pipeline Center, 7.375, 11/15/2006                       2,525,000         6,850,000


                     FINANCIAL    ABN AMRO, 8.25%, 08/01/2009                                           7,000,000         7,000,000
                                  Bank of America Corp.,7.80%,02/15/2010                                4,275,000        13,300,000
                                  Bank United Capital Trust, 10.25%, 12/31/2026                                           4,250,000
                                  Bank United Capital Trust, Series B, 10.25%, 12/31/2026                                   250,000
                                  Bell Atlantic Financial Services, 7.60%, 03/15/2007                   3,500,000         5,200,000
                                  Bell Atlantic Financial Services, 7.60%, 03/15/2007                                     5,000,000
                                  Chase Manhattan Corp.,5.75% ,04/15/2004                               4,100,000        12,800,000
                                  Crestar Financial Corp.,8.75%, 11/15/2004                             5,000,000         5,000,000
                                  Firststar Bank, 7.125%,12/01/2009                                     4,300,000         5,600,000
                                  Firststar Bank, 7.125%,12/01/2009                                                       4,900,000
                                  FleetBoston Financial Corp. Series 2000-C, 7.25%, 09/15/2005          3,675,000        11,300,000
                                  GS Escrow Corp., 7.00%, 08/01/2003                                                      9,000,000


                                                                                                          Scudder        Scudder
Pro Forma                                                                                                 Income        Corp Bond
Portfolio of Investments                                                                                  Market         Market
as of September 30, 2000 (Unaudited)                                                                      Value($)       Value($)
                                                                                                         ---------------------------

Foreign Bonds-U.S.$Denominated (2.6%)
-------------------------------------
                                  Den Danske Bank,6.375%,06/15/2008
                                  Province of Quebec, 8.625%,01/19/2005
                                  Repsol International Finance, 7.45%,07/15/2005                           8,693,310      404,340
                                  PacifiCorp Australia LLC,6.15%,01/15/2008                               10,260,470      932,770
Total Foreign Bonds-U.S.$Denominated (Cost of
                                                                                                          -------------------------
 $19,554,738, $1,398,342,$13,413,749, and $34,366,829 respectively)                                       18,953,780    1,337,110
                                                                                                          =========================

Asset Backed (1.9%)
-------------------------------
        AUTOMOBILE RECEIVABLES    Daimler Chrysler Auto Trust 2000-C,6.82%,09/06/2004                      4,981,034      250,303
                                  First Security Auto Owner Trust,Series 1999-2 A3,6.00%,10/15/2003        8,526,567      473,698
                                                                                                          -------------------------
                                                                                                          13,507,601      724,001
                                                                                                          =========================

       CREDIT CARD RECEIVABLES    Citibank Credit Card Issuance Trust 2000-A1, 6.90%,10/17/2007            4,359,515      225,492
                                                                                                          -------------------------
                                                                                                           4,359,515      225,492
                                                                                                          =========================

             HOME EQUITY LOANS    First Plus Residential Trust Series 1998A, 8.50%,05/15/2023                544,609
                                                                                                          -------------------------
                                                                                                             544,609
                                                                                                          =========================

Green Tree Financial Corp. Series 1997-2 B2, 8.05%,06/15/2028          MANUFACTURED HOUSING RECEIVABLES      223,444
Total Asset Backed (Cost of $19,744,706,
                                                                                                           -------------------------
 $951,841,$4,698,524, and $25,395,071 respectively)                                                          223,444
                                                                                                           =========================

Corporate Bonds (46.5%)
-------------------------------
                COMMUNICATIONS    Deutsch Telekom Int Fin, 7.75%,06/15/2005                                7,681,143      381,513
                                  Level 3 Communications Inc., 9.125%, 05/01/2008                          1,710,000      213,750
                                  Nextel Communications, 9.375%, 11/15/2009                                5,558,187      245,937
                                  Qwest Communications International, 7.50%, 11/01/2008                    8,195,420      394,960
                                  Sprint Capital Corp., 6.125%, 11/15/2008                                 7,745,797      383,902
                                  Vodafone Airtouch PLC, 6.25%, 02/15/2010                                 8,447,242      407,096
                                                                                                          --------------------------
                                                                                                          39,337,789    2,027,158
                                                                                                          ==========================

        CONSUMER DISCRETIONARY    MGM Grand Inc.,9.75%, 06/01/2007                                           826,000      180,687
                                  MGM Grand Inc.,9.75%, 06/01/2007                                         2,994,250
                                  Park Place Entertainment, Inc., 11/15/2006                               2,472,883      100,934
                                  Tricon Global Restaurants, 7.65%, 05/15/2008                             5,276,712      424,021
                                                                                                          --------------------------
                                                                                                          11,569,845      705,642
                                                                                                          ==========================

              CONSUMER STAPLES    Bass North America Inc., 6.625%, 03/01/2003                             10,766,250      489,375
                                  The Great Atlantic & Pacific Tea Co.,Inc.,7.70%,01/15/2004               2,904,030      968,010
                                  Safeway Inc., 7.25%, 09/15/2004                                          8,583,832      374,295
                                                                                                          --------------------------
                                                                                                          22,254,112    1,831,680
                                                                                                          ==========================

                      DURABLES    Daimler-Chrysler NA Holdings, 7.375%,09/15/2006                          4,137,342      199,390
                                                                                                          --------------------------
                                                                                                           4,137,342      199,390
                                                                                                          ==========================

                        ENERGY    Barrett Resources Corp.,7.55%, 02/01/2007                                7,728,500      282,750
                                  Conoco, Inc., 6.35%,04/15/2009                                           8,102,322      402,747
                                  Louis Dreyfus Natural Gas Corp., 6.875%, 12/01/2007                      2,388,950      477,790
                                  Petroleum Geo-Services, 7.50%, 03/31/2007                                7,583,576      393,952
                                  Phillips Petroleum Co., 8.75%, 05/25/2010                                9,340,288      461,584
                                  Pioneer Natural Resources, 9.625%, 04/01/2010                            9,354,500      424,000
                                  Texas Eastern Transmission Corp., 10.0%, 08/15/2001                      7,655,625      510,375
                                  Williams Gas Pipeline Center, 7.375, 11/15/2006                          4,152,914      149,206
                                                                                                          --------------------------
                                                                                                          56,306,675    3,102,404
                                                                                                          ==========================

                     FINANCIAL    ABN AMRO, 8.25%, 08/01/2009
                                  Bank of America Corp.,7.80%,02/15/2010                                   8,827,641      436,249
                                  Bank United Capital Trust, 10.25%, 12/31/2026                            3,310,750
                                  Bank United Capital Trust, Series B, 10.25%, 12/31/2026                                 194,750
                                  Bell Atlantic Financial Services, 7.60%, 03/15/2007                      1,425,802      305,529
                                  Bell Atlantic Financial Services, 7.60%, 03/15/2007                      5,092,150
                                  Chase Manhattan Corp.,5.75% ,04/15/2004                                  7,975,885      384,380
                                  Crestar Financial Corp.,8.75%, 11/15/2004
                                  Firststar Bank, 7.125%,12/01/2009                                        1,076,350      195,700
                                  Firststar Bank, 7.125%,12/01/2009                                        4,794,650
                                  FleetBoston Financial Corp. Series 2000-C, 7.25%, 09/15/2005             7,324,251      352,369
                                  GS Escrow Corp., 7.00%, 08/01/2003                                       8,570,160

                                                                                                          Kemper          Pro Forma
Pro Forma                                                                                             Income & Cap Pres   Combined
Portfolio of Investments                                                                                  Market           Market
as of September 30, 2000 (Unaudited)                                                                      Value($)         Value($)
                                                                                                      -----------------------------
Foreign Bonds-U.S.$Denominated (2.6%)
-------------------------------------
                                  Den Danske Bank,6.375%,06/15/2008                                         4,056,071     4,056,071
                                  Province of Quebec, 8.625%,01/19/2005                                     4,797,630     4,797,630
                                  Repsol International Finance, 7.45%,07/15/2005                            4,397,197    13,494,847
                                  PacifiCorp Australia LLC,6.15%,01/15/2008                                              11,193,240
Total Foreign Bonds-U.S.$Denominated (Cost of
                                                                                                           ------------------------
 $19,554,738, $1,398,342,$13,413,749, and $34,366,829 respectively)                                        13,250,898    33,541,788
                                                                                                           ========================

Asset Backed (1.9%)
-------------------------------
        AUTOMOBILE RECEIVABLES    Daimler Chrysler Auto Trust 2000-C,6.82%,09/06/2004                       2,528,062     7,759,399
                                  First Security Auto Owner Trust,Series 1999-2 A3,6.00%,10/15/2003                       9,000,265
                                                                                                           ------------------------
                                                                                                            2,528,062    16,759,664
                                                                                                           ========================

       CREDIT CARD RECEIVABLES    Citibank Credit Card Issuance Trust 2000-A1, 6.90%,10/17/2007             2,179,757     6,764,764
                                                                                                           ------------------------
                                                                                                            2,179,757     6,764,764
                                                                                                           ========================

             HOME EQUITY LOANS    First Plus Residential Trust Series 1998A, 8.50%,05/15/2023                               544,609
                                                                                                           ------------------------
                                                                                                                            544,609
                                                                                                           ========================

MANUFACTURED HOUSING RECEIVABLES Green Tree Financial Corp. Series 1997-2 B2, 8.05%,06/15/2028                              223,444
Total Asset Backed (Cost of $19,744,706,
                                                                                                           ------------------------
 $951,841,$4,698,524, and $25,395,071 respectively)                                                                         223,444
                                                                                                           ========================

Corporate Bonds (46.5%)
-------------------------------
                COMMUNICATIONS    Deutsch Telekom Int Fin, 7.75%,06/15/2005                                 3,789,703    11,852,359
                                  Level 3 Communications Inc., 9.125%, 05/01/2008                                         1,923,750
                                  Nextel Communications, 9.375%, 11/15/2009                                 2,951,250     8,755,374
                                  Qwest Communications International, 7.50%, 11/01/2008                     4,048,340    12,638,720
                                  Sprint Capital Corp., 6.125%, 11/15/2008                                  3,839,025    11,968,724
                                  Vodafone Airtouch PLC, 6.25%, 02/15/2010                                  4,172,734    13,027,072
                                                                                                           ------------------------
                                                                                                           18,801,052    60,165,999
                                                                                                           ========================

        CONSUMER DISCRETIONARY    MGM Grand Inc.,9.75%, 06/01/2007                                          1,910,125     2,916,812
                                  MGM Grand Inc.,9.75%, 06/01/2007                                                        2,994,250
                                  Park Place Entertainment, Inc., 11/15/2006                                1,211,208     3,785,025
                                  Tricon Global Restaurants, 7.65%, 05/15/2008                              2,732,583     8,433,316
                                                                                                           ------------------------
                                                                                                            5,853,916    18,129,403
                                                                                                           ========================

              CONSUMER STAPLES    Bass North America Inc., 6.625%, 03/01/2003                               1,761,750    13,017,375
                                  The Great Atlantic & Pacific Tea Co.,Inc.,7.70%,01/15/2004                              3,872,040
                                  Safeway Inc., 7.25%, 09/15/2004                                           4,491,540    13,449,667
                                                                                                           ------------------------
                                                                                                            6,253,290    30,339,082
                                                                                                           ========================

                      DURABLES    Daimler-Chrysler NA Holdings, 7.375%,09/15/2006                           2,043,747     6,380,479
                                                                                                           ------------------------
                                                                                                            2,043,747     6,380,479
                                                                                                           ========================

                        ENERGY    Barrett Resources Corp.,7.55%, 02/01/2007                                               8,011,250
                                  Conoco, Inc., 6.35%,04/15/2009                                            4,051,161    12,556,230
                                  Louis Dreyfus Natural Gas Corp., 6.875%, 12/01/2007                                     2,866,740
                                  Petroleum Geo-Services, 7.50%, 03/31/2007                                 4,038,008    12,015,536
                                  Phillips Petroleum Co., 8.75%, 05/25/2010                                 4,642,992    14,444,864
                                  Pioneer Natural Resources, 9.625%, 04/01/2010                             4,929,000    14,707,500
                                  Texas Eastern Transmission Corp., 10.0%, 08/15/2001                                     8,166,000
                                  Williams Gas Pipeline Center, 7.375, 11/15/2006                           2,511,642     6,813,762
                                                                                                           ------------------------
                                                                                                           20,172,803    79,581,882
                                                                                                           ========================

                     FINANCIAL    ABN AMRO, 8.25%, 08/01/2009                                               7,115,430     7,115,430
                                  Bank of America Corp.,7.80%,02/15/2010                                    4,388,159    13,652,049
                                  Bank United Capital Trust, 10.25%, 12/31/2026                                           3,310,750
                                  Bank United Capital Trust, Series B, 10.25%, 12/31/2026                                   194,750
                                  Bell Atlantic Financial Services, 7.60%, 03/15/2007                       3,564,505     5,295,836
                                  Bell Atlantic Financial Services, 7.60%, 03/15/2007                                     5,092,150
                                  Chase Manhattan Corp.,5.75% ,04/15/2004                                   3,939,895    12,300,160
                                  Crestar Financial Corp.,8.75%, 11/15/2004                                 5,262,200     5,262,200
                                  Firststar Bank, 7.125%,12/01/2009                                         4,207,550     5,479,600
                                  Firststar Bank, 7.125%,12/01/2009                                                       4,794,650
                                  FleetBoston Financial Corp. Series 2000-C, 7.25%, 09/15/2005              3,699,879    11,376,499
                                  GS Escrow Corp., 7.00%, 08/01/2003                                                      8,570,160

                                                                                                     Scudder          Scudder
Pro Forma                                                                                            Income           Corp Bond
Portfolio of Investments                                                                             Par/Share        Par/Share
as of September 30, 2000 (Unaudited)                                                                 Amount            Amount
                                                                                                    -----------------------------

                                       General Electric Capital Corp., 7.00%, 02/03/2003              9,450,000          425,000
                                       General Motors Acceptance Corp., 6.15%, 04/05/2007             5,600,000          400,000
                                       General Motors Acceptance Corp., 6.15%, 04/05/2007             2,700,000
                                       Goldman Sachs Group, Inc., 7.80%, 01/28/2010                   8,600,000          425,000
                                       MBNA Master Credit Card Trust, 6.90%, 01/15/2008              10,325,000          500,000
                                       Merrill Lynch & Co., Inc., 6.00%, 02/17/2009                   8,750,000          400,000
                                       National Westminster Bank, 7.375%, 10/01/2009                  8,300,000          400,000
                                       PNC Funding Corp., 7.00%, 09/01/2004                           5,500,000          200,000
                                       PNC Funding Corp., 7.50%, 11/01/2009                           3,300,000          150,000
                                       Prudential Insurance Co.,6.375%, 07/23/2006                   12,000,000        1,000,000
                                       Wells Fargo Company, 7.25%, 08/24/2005                         8,600,000          450,000


           MANUFACTURING               Dow  Chemical Co., 7.00%, 08/15/200                            8,300,000          400,000
                                       International Paper Co., 8.125%, 07/08/2005                    1,875,000          425,000
                                       International Paper Co., 8.125%, 07/08/2005                    6,825,000


                   MEDIA               British Sky Broadcasting, 6.875%, 02/23/2009                   9,950,000          400,000
                                       Cablevision Systems Corp., 7.875%, 12/15/2007                  9,610,000          475,000
                                       AMFM., 8.00%, 11/01/2008                                       2,750,000          500,000
                                       AMFM., 8.00%, 11/01/2008                                       6,000,000
                                       Charter Communications Holdings LLC, 8.25%, 04/01/2007         9,500,000          500,000
                                       News America Holdings, Inc., 9.25%, 02/01/2013                 8,300,000          400,000
                                       Outdoor Systems, Inc., 8.875%, 06/15/2007                     11,000,000          250,000
                                       Time Warner Inc., 9.125%, 01/15/2013                           6,500,000          400,000
                                       Time Warner Inc., 9.125%, 01/15/2013                           1,000,000


          TRANSPORTATION               Delta Air Lines, 7.90%, 12/15/2009                             2,500,000          100,000


               UTILITIES               Alabama Power Co., 7.125%, 08/15/2004                          2,500,000          500,000
                                       Calpine Corp, 7.75%, 04/15/2009                                4,185,000          220,000
                                       Calpine Corp, 8.625%, 08/15/2010                               3,815,000          105,000
                                       Cleveland Electric Illumination Co., 7.67%, 07/01/2004         8,600,000          600,000
                                       Detroit Edison Co., 7.50%, 02/01/2005                          8,600,000          375,000
                                       Niagara Mohawk Power Corp., 6.625%, 07/01/2005                 2,000,000          400,000
                                       Niagara Mohawk Power Corp., 6.625%, 07/01/2005                 7,250,000


                                                                                                         Kemper          Pro Forma
Pro Forma                                                                                           Income & Cap Pres.   Combined
Portfolio of Investments                                                                              Par/Share          Par/Share
as of September 30, 2000 (Unaudited)                                                                    Amount             Amount
                                                                                                    ------------------------------

                                       General Electric Capital Corp., 7.00%, 02/03/2003                 5,000,000    14,875,000
                                       General Motors Acceptance Corp., 6.15%, 04/05/2007                4,100,000    10,100,000
                                       General Motors Acceptance Corp., 6.15%, 04/05/2007                              2,700,000
                                       Goldman Sachs Group, Inc., 7.80%, 01/28/2010                      4,275,000    13,300,000
                                       MBNA Master Credit Card Trust, 6.90%, 01/15/2008                  5,200,000    16,025,000
                                       Merrill Lynch & Co., Inc., 6.00%, 02/17/2009                      4,100,000    13,250,000
                                       National Westminster Bank, 7.375%, 10/01/2009                     4,150,000    12,850,000
                                       PNC Funding Corp., 7.00%, 09/01/2004                              2,900,000     8,600,000
                                       PNC Funding Corp., 7.50%, 11/01/2009                              1,600,000     5,050,000
                                       Prudential Insurance Co.,6.375%, 07/23/2006                                    13,000,000
                                       Wells Fargo Company, 7.25%, 08/24/2005                            4,300,000    13,350,000


           MANUFACTURING               Dow  Chemical Co., 7.00%, 08/15/200                               4,100,000    12,800,000
                                       International Paper Co., 8.125%, 07/08/2005                       4,325,000     6,625,000
                                       International Paper Co., 8.125%, 07/08/2005                                     6,825,000


                   MEDIA               British Sky Broadcasting, 6.875%, 02/23/2009                      5,200,000    15,550,000
                                       Cablevision Systems Corp., 7.875%, 12/15/2007                     8,000,000    18,085,000
                                       AMFM., 8.00%, 11/01/2008                                          4,450,000     7,700,000
                                       AMFM., 8.00%, 11/01/2008                                                        6,000,000
                                       Charter Communications Holdings LLC, 8.25%, 04/01/2007            4,250,000    14,250,000
                                       News America Holdings, Inc., 9.25%, 02/01/2013                    4,100,000    12,800,000
                                       Outdoor Systems, Inc., 8.875%, 06/15/2007                                      11,250,000
                                       Time Warner Inc., 9.125%, 01/15/2013                              4,100,000    11,000,000
                                       Time Warner Inc., 9.125%, 01/15/2013                                            1,000,000


          TRANSPORTATION               Delta Air Lines, 7.90%, 12/15/2009                                1,350,000     3,950,000


               UTILITIES               Alabama Power Co., 7.125%, 08/15/2004                             3,500,000     6,500,000
                                       Calpine Corp, 7.75%, 04/15/2009                                   2,415,000     6,820,000
                                       Calpine Corp, 8.625%, 08/15/2010                                  1,585,000     5,505,000
                                       Cleveland Electric Illumination Co., 7.67%, 07/01/2004            5,900,000    15,100,000
                                       Detroit Edison Co., 7.50%, 02/01/2005                             4,300,000    13,275,000
                                       Niagara Mohawk Power Corp., 6.625%, 07/01/2005                    4,750,000     7,150,000
                                       Niagara Mohawk Power Corp., 6.625%, 07/01/2005                                  7,250,000



                                                                                                            Scudder      Scudder
Pro Forma                                                                                                   Income       Corp Bond
Portfolio of Investments                                                                                    Market       Market
as of September 30, 2000 (Unaudited)                                                                        Value($)     Value($)
                                                                                                           ------------------------

                                       General Electric Capital Corp., 7.00%, 02/03/2003                      9,516,055     427,970
                                       General Motors Acceptance Corp., 6.15%, 04/05/2007                     5,224,352     373,168
                                       General Motors Acceptance Corp., 6.15%, 04/05/2007                     2,518,884
                                       Goldman Sachs Group, Inc., 7.80%, 01/28/2010                           8,751,446     432,484
                                       MBNA Master Credit Card Trust, 6.90%, 01/15/2008                      10,383,078     502,812
                                       Merrill Lynch & Co., Inc., 6.00%, 02/17/2009                           8,002,400     365,824
                                       National Westminster Bank, 7.375%, 10/01/2009                          8,221,731     396,228
                                       PNC Funding Corp., 7.00%, 09/01/2004                                   5,443,130     197,932
                                       PNC Funding Corp., 7.50%, 11/01/2009                                   3,297,195     149,872
                                       Prudential Insurance Co.,6.375%, 07/23/2006                           11,442,480     953,540
                                       Wells Fargo Company, 7.25%, 08/24/2005                                 8,689,870     454,702
                                                                                                           ------------------------
                                                                                                            129,888,260   6,123,509
                                                                                                            ======================

           MANUFACTURING               Dow  Chemical Co., 7.00%, 08/15/200                                    8,352,124     402,512
                                       International Paper Co., 8.125%, 07/08/2005                            1,936,725     438,991
                                       International Paper Co., 8.125%, 07/08/2005                            7,049,679
                                                                                                           ------------------------
                                                                                                             17,338,528     841,503
                                                                                                           ========================

                   MEDIA               British Sky Broadcasting, 6.875%, 02/23/2009                           8,637,296     347,228
                                       Cablevision Systems Corp., 7.875%, 12/15/2007                          9,273,650     458,375
                                       AMFM., 8.00%, 11/01/2008                                               2,780,937     505,625
                                       AMFM., 8.00%, 11/01/2008                                               6,067,500
                                       Charter Communications Holdings LLC, 8.25%, 04/01/2007                 8,550,000     450,000
                                       News America Holdings, Inc., 9.25%, 02/01/2013                         9,084,101     437,788
                                       Outdoor Systems, Inc., 8.875%, 06/15/2007                             11,288,750     256,562
                                       Time Warner Inc., 9.125%, 01/15/2013                                   7,292,155     448,748
                                       Time Warner Inc., 9.125%, 01/15/2013                                   1,121,870
                                                                                                           ------------------------
                                                                                                             64,096,259   2,904,326
                                                                                                           ========================

          TRANSPORTATION               Delta Air Lines, 7.90%, 12/15/2009                                     2,386,450      95,458
                                                                                                           ------------------------
                                                                                                              2,386,450      95,458
                                                                                                           ========================

               UTILITIES               Alabama Power Co., 7.125%, 08/15/2004                                  2,511,725     502,341
                                       Calpine Corp, 7.75%, 04/15/2009                                        3,968,802     208,634
                                       Calpine Corp, 8.625%, 08/15/2010                                       3,803,745     104,690
                                       Cleveland Electric Illumination Co., 7.67%, 07/01/2004                 8,676,712     605,352
                                       Detroit Edison Co., 7.50%, 02/01/2005                                  8,646,096     377,010
                                       Niagara Mohawk Power Corp., 6.625%, 07/01/2005                         1,936,800     387,378
                                       Niagara Mohawk Power Corp., 6.625%, 07/01/2005                         7,020,914
                                                                                                           ------------------------
Total Corporate Bonds (Cost of $385,455,986, $20,202,123, $181,104,822, and $586,762,931 respectively)       36,564,794   2,185,405
                                                                                                           ========================

                                                                                                           ------------------------
TOTAL INVESTMENT PORTFOLIO (Cost of $817,071,667, $39,898,106, $403,201,355, and $1,260,171,128
 respectively)                                                                                              812,444,879  39,869,608
                                                                                                           ========================


                                                                                                          Kemper          Pro Forma
Pro Forma                                                                                             Income & Cap Pres   Combined
Portfolio of Investments                                                                                 Market            Market
as of September 30, 2000 (Unaudited)                                                                     Value($)          Value($)
                                                                                                     -------------------------------

                                       General Electric Capital Corp., 7.00%, 02/03/2003                 5,034,950        14,978,975
                                       General Motors Acceptance Corp., 6.15%, 04/05/2007                3,824,972         9,422,492
                                       General Motors Acceptance Corp., 6.15%, 04/05/2007                                  2,518,884
                                       Goldman Sachs Group, Inc., 7.80%, 01/28/2010                      4,350,282        13,534,212
                                       MBNA Master Credit Card Trust, 6.90%, 01/15/2008                  5,229,250        16,115,140
                                       Merrill Lynch & Co., Inc., 6.00%, 02/17/2009                      3,749,696        12,117,920
                                       National Westminster Bank, 7.375%, 10/01/2009                     4,110,865        12,728,824
                                       PNC Funding Corp., 7.00%, 09/01/2004                              2,870,014         8,511,076
                                       PNC Funding Corp., 7.50%, 11/01/2009                              1,598,640         5,045,707
                                       Prudential Insurance Co.,6.375%, 07/23/2006                                        12,396,020
                                       Wells Fargo Company, 7.25%, 08/24/2005                            4,344,935        13,489,507
                                                                                                      ------------------------------
                                                                                                        67,291,222       203,302,991
                                                                                                      ==============================

           MANUFACTURING               Dow  Chemical Co., 7.00%, 08/15/200                               4,125,748        12,880,384
                                       International Paper Co., 8.125%, 07/08/2005                       4,467,379         6,843,095
                                       International Paper Co., 8.125%, 07/08/2005                                         7,049,679
                                                                                                      ------------------------------
                                                                                                         8,593,127        26,773,158
                                                                                                      ==============================

                   MEDIA               British Sky Broadcasting, 6.875%, 02/23/2009                      4,513,964        13,498,488
                                       Cablevision Systems Corp., 7.875%, 12/15/2007                     7,720,000        17,452,025
                                       AMFM., 8.00%, 11/01/2008                                          4,500,062         7,786,624
                                       AMFM., 8.00%, 11/01/2008                                                            6,067,500
                                       Charter Communications Holdings LLC, 8.25%, 04/01/2007            3,825,000        12,825,000
                                       News America Holdings, Inc., 9.25%, 02/01/2013                    4,487,327        14,009,216
                                       Outdoor Systems, Inc., 8.875%, 06/15/2007                                          11,545,312
                                       Time Warner Inc., 9.125%, 01/15/2013                              4,599,667        12,340,570
                                       Time Warner Inc., 9.125%, 01/15/2013                                                1,121,870
                                                                                                      ------------------------------
                                                                                                        29,646,020        96,646,605
                                                                                                      ==============================

          TRANSPORTATION               Delta Air Lines, 7.90%, 12/15/2009                                1,288,683         3,770,591
                                                                                                      ------------------------------
                                                                                                         1,288,683         3,770,591
                                                                                                      ==============================

               UTILITIES               Alabama Power Co., 7.125%, 08/15/2004                             3,516,415         6,530,481
                                       Calpine Corp, 7.75%, 04/15/2009                                   2,290,241         6,467,677
                                       Calpine Corp, 8.625%, 08/15/2010                                  1,580,324         5,488,759
                                       Cleveland Electric Illumination Co., 7.67%, 07/01/2004            5,952,628        15,234,692
                                       Detroit Edison Co., 7.50%, 02/01/2005                             4,323,048        13,346,154
                                       Niagara Mohawk Power Corp., 6.625%, 07/01/2005                    4,599,917         6,924,095
                                       Niagara Mohawk Power Corp., 6.625%, 07/01/2005                                      7,020,914
                                                                                                      ------------------------------
Total Corporate Bonds (Cost of $385,455,986, $20,202,123, $181,104,822, and $586,762,931
 respectively)                                                                                          22,262,573        61,012,772
                                                                                                      ==============================

TOTAL INVESTMENT PORTFOLIO (Cost of $817,071,667, $39,898,106, $403,201,355, and $1,260,171,128
 respectively)                                                                                         406,750,057     1,259,064,544
                                                                                                      ==============================

(1) It is not expected that any of the securities will have to be sold as a result of the Reorganization. However, the foregoing sentence shall not be deemed to restrict in any way the ability fo the investment manager of the Acquiring Fund to buy or sell securities in the normal course of such Fund's business and operations.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

       PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                     AS OF SEPTEMBER 30, 2000 (UNAUDITED)

                                                                                    Kemper Income
                                       Scudder           Scudder Corporate           & Capital     Pro Forma          Pro Forma
                                       Income                   Bond                Preservation   Adjustments         Combined
                                     -----------------  ----------------------- ------------------------------      --------------
 Investments, at value                  $ 812,444,879             $ 39,869,608    $ 406,750,057                     $1,259,064,544
 Cash                                         676,609                   26,097          213,694                     $      916,400
 Other assets less liabilities              5,303,189                  456,534        4,715,044     $ (24,841) (2)  $   10,449,926
                                     -----------------  ----------------------- -------------------------------    -----------------
 Total Net assets                       $ 818,424,677             $ 40,352,239    $ 411,678,795     $ (24,841)      $1,270,430,870
                                     =================  ======================= ===============================    =================

 Net Assets
 Class S Shares                         $ 639,400,340             $ 40,352,239                                      $  679,752,579
 Class AARP Shares                      $ 179,024,337                                                               $  179,024,337
 Class A Shares                                                                   $ 308,849,706     $ (21,399)      $  308,828,307
 Class B Shares                                                                   $  77,495,608     $  (1,562)      $   77,494,046
 Class C Shares                                                                   $  19,108,803     $    (936)      $   19,107,867
 Class I Shares                                                                   $   6,224,678     $    (944)      $    6,223,734
 Shares Outstanding
 Class S Shares                            52,003,479                3,554,485                       (273,815)          55,284,149
 Class AARP Shares                         14,564,301                                                                   14,564,301
 Class A Shares                                                                      38,637,583   (13,529,591)          25,107,992
 Class B Shares                                                                       9,736,221    (3,435,892)           6,300,329
 Class C Shares                                                                       2,391,283      (837,798)           1,553,485
 Class I Shares                                                                         779,900      (273,905)             505,995
 Net Asset Value per Share
 Class S Shares                         $       12.30             $      11.35                                               12.30
 Class AARP Shares                      $       12.29                                                                        12.29
 Class A Shares                                                                            7.99                              12.30
 Class B Shares                                                                            7.96                              12.30
 Class C Shares                                                                            7.99                              12.30
 Class I Shares                                                                            7.98                              12.30

              PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
        FOR THE TWELVE MONTH PERIOD ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                                                                Kemper Income
                                             Scudder             Scudder          &  Capital    Pro Forma         Pro Forma
                                             Income          Corporate Bond     Preservation   Adjustments        Combined
                                         ---------------------------------------------------------------------------------------
Investment Income:
  Interest and dividend income               $ 54,455,101         2,918,569        33,137,606    $              $ 90,511,276
                                         ------------------------------------------------------------------------------------
            Total Investment Income            54,455,101         2,918,569        33,137,606                     90,511,276
  Expenses
     Management fees                            4,282,831           265,219         2,394,927      (651,132)(3)    6,291,845
    12B-1                                               -                 -           809,516       995,299 (4)    1,804,815
     Trustees Fees                                 88,561            37,938            24,961       (62,899)(5)       88,561
     All other expenses                         6,025,488           445,124         2,381,765    (5,095,291)(6)    3,757,086
                                         ------------------------------------------------------------------------------------
  Total expenses before reductions             10,396,880           748,281         5,611,169    (4,814,023)      11,942,307
  Expense reductions                           (3,151,532)         (739,387)                -     3,693,999 (7)     (196,920)
                                         ------------------------------------------------------------------------------------
  Expenses, net                                 7,245,348             8,894         5,611,169    (1,120,024)      11,745,387
                                         ------------------------------------------------------------------------------------
Net investment income (loss)                   47,209,753         2,909,675        27,526,437     1,120,024       78,765,889
                                         ------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
  on Investments:

  Net realized gain (loss) from investments   (45,145,178)       (2,085,465)      (37,204,391)           --      (84,435,034)

  Net unrealized appreciation (depreciation)
     of investments                            33,926,789         1,857,915        28,703,222            --       64,487,926
                                         ------------------------------------------------------------------------------------

Net increase in net assets from operations   $ 35,991,364       $ 2,682,125      $ 19,025,268    $ 1,120,024    $ 58,818,781
                                         ====================================================================================

Notes to Pro Forma Combining Financial Statements
(Unaudited)
September 30, 2000

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of September 30, 2000, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended September 30, 2000 for the Scudder Income Fund, Scudder Corporate Bond Fund and Kemper Income & Capital Preservation Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $24,841 to be borne by Kemper Income & Capital Preservation Fund.

3. Represents reduction in management fees resulting from the utilization of Scudder Income Fund's new investment management agreement for the entire year.

4. Reclassification of accounting service fees as being covered under the 12b-1 plan.

5. Reduction in trustee fees resulting from the Reorganization.

6. Represents reduction in other expenses resulting from the utilization of Scudder Income Fund's administration fee for the entire year and reclassification of accounting service fees as being covered under the 12b-1 plan.

7. Relects elimination of expense waivers.

          Thank you
                   for mailing your proxy card promptly!



                               We appreciate your
                             continuing support and
                             look forward to serving
                          your future investment needs.

Kemper Funds
   Kemper Income and Capital
   Preservation Fund

                                                                 KP Inc & Cap #1

                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                                 OR LOG ON TO
                            WWW.PROXYWEB.COM/KEMPER

                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing


                  KEMPER INCOME AND CAPITAL PRESERVATION FUND

                Special Meeting of Shareholders - May 24, 2001

    I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL 1

To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark S. Casady,
           (04) Linda C. Coughlin, (05) Donald L. Dunaway, (06) James R. Edgar,
           (07) William F. Glavin, (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

--------------------------------------------------------------------------------

Please vote by filling in the boxes below.

FOR all nominees listed (except as noted in space provided) [_]

WITHHOLD authority to vote for all nominees listed [_]



PROPOSAL 2

To approve an Agreement and Plan of Reorganization for the Fund (the "Plan"). Under the plan (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Scudder Income Fund, (ii) each shareholder of the Fund would receive shares of Scudder Income Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]

PROPOSAL 3

To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the Fund's current fiscal year.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE